                                                                      Exhibit 10
                                                               EXECUTION VERSION

                             LOAN FUNDING AGREEMENT

                          dated as of January 24, 2002

                                      Among

                             REYNA FUNDING, L.L.C.,
                                  as Borrower,

                            REYNA CAPITAL CORPORATION
                                  as Servicer,

                      JUPITER SECURITIZATION CORPORATION,

                      BANK ONE, NA (MAIN OFFICE CHICAGO),
                           as a Financial Institution

                                       and

                      BANK ONE, NA (MAIN OFFICE CHICAGO),
                                    as Agent

                                TABLE OF CONTENTS

ARTICLE I
       LOAN ARRANGEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 2
               Section 1.1    Loan Facility. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 2
               Section 1.2    Obtaining Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 2
               Section 1.3    Repayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 2
               Section 1.4    Payment Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 3

ARTICLE II
       PAYMENTS AND COLLECTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 3
               Section 2.1    Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 3
               Section 2.2    Collections Generally; Collections Prior to Amortization . . . . . . . . . . . .  Page 4
               Section 2.3    Collections Following Amortization . . . . . . . . . . . . . . . . . . . . . . .  Page 4
               Section 2.4    Application of Collections . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 5
               Section 2.5    Payment Recission. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 5
               Section 2.6    Maximum Lender Percentage and Notional Shortfall
                              Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 6
               Section 2.7    Repurchase of Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 6
               Section 2.8    Deemed Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 6

ARTICLE III
       CONDUIT FUNDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 7
               Section 3.1    CP Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 7
               Section 3.2    CP Costs Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 7
               Section 3.3    Calculation of CP Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 7
               Section 3.4    Interest After Occurrence of an Amortization Event . . . . . . . . . . . . . . .  Page 7

ARTICLE IV
       FINANCIAL INSTITUTION FUNDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 7
               Section 4.1    Financial Institution Funding. . . . . . . . . . . . . . . . . . . . . . . . . .  Page 7
               Section 4.2    Yield Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 7
               Section 4.3    Selection and Continuation of Tranche Periods. . . . . . . . . . . . . . . . . .  Page 8
               Section 4.4    Financial Institution Discount Rates . . . . . . . . . . . . . . . . . . . . . .  Page 8
               Section 4.5    Suspension of the LIBO Rate. . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 8

ARTICLE V
       REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 9
               Section 5.1    Representations and Warranties of Borrower Parties . . . . . . . . . . . . . . .  Page 9


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


               Section 5.2    Financial Institution Representations and Warranties . . . . . . . . . . . . . .  Page 13

ARTICLE VI
       CONDITIONS OF LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 14
               Section 6.1    Conditions Precedent to Initial Loan . . . . . . . . . . . . . . . . . . . . . .  Page 14
               Section 6.2    Conditions Precedent to All Loans. . . . . . . . . . . . . . . . . . . . . . . .  Page 14

ARTICLE VII
       COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 15
               Section 7.1    Affirmative Covenants of the Borrower Parties. . . . . . . . . . . . . . . . . .  Page 15
               Section 7.2    Negative Covenants of the Borrower Parties . . . . . . . . . . . . . . . . . . .  Page 23
               Section 7.3    Interest Rate Swaps. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 24

ARTICLE VIII
       ADMINISTRATION AND COLLECTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 25
               Section 8.1    Designation of Servicer . . . . .. . . . . . . . . . . . . . . . . . . . . . . .  Page 25
               Section 8.2    Duties of Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 26
               Section 8.3    Collection Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 27
               Section 8.4    Responsibilities of the Borrower . . . . . . . . . . . . . . . . . . . . . . . .  Page 28
               Section 8.5    Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 28
               Section 8.6    Servicing Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 28

ARTICLE IX
       AMORTIZATION EVENTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 28
               Section 9.1    Amortization Events. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 28
               Section 9.2    Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 31

ARTICLE X
       INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 31
               Section 10.1   Indemnities by the Borrower Parties. . . . . . . . . . . . . . . . . . . . . . .  Page 31
               Section 10.2   Increased Cost and Reduced Return. . . . . . . . . . . . . . . . . . . . . . . .  Page 34
               Section 10.3   Other Costs and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 34

ARTICLE XI
       THE AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 35
               Section 11.1   Authorization and Action . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 35
               Section 11.2   Delegation of Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 35
               Section 11.3   Exculpatory Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 35
               Section 11.4   Reliance by Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 36
               Section 11.5   Non-Reliance on Agent and Other Lenders. . . . . . . . . . . . . . . . . . . . .  Page 36

               Section 11.6   Reimbursement and Indemnification. . . . . . . . . . . . . . . . . . . . . . . .  Page 36
               Section 11.7   Agent in its Individual Capacity . . . . . . . . . . . . . . . . . . . . . . . .  Page 37
               Section 11.8   Successor Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 37

       ARTICLE XII
       ASSIGNMENTS; PARTICIPATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 37
               Section 12.1   Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 37
               Section 12.2   Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 38

ARTICLE XIII
       LIQUIDITY FACILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 39
               Section 13.1   Transfer to Financial Institutions . . . . . . . . . . . . . . . . . . . . . . .  Page 39
               Section 13.2   Transfer Price Reduction Yield . . . . . . . . . . . . . . . . . . . . . . . . .  Page 39
               Section 13.3   Payments to the Conduit. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 39
               Section 13.4   Limitation on Commitment to Purchase from the
                              Conduit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 39
               Section 13.5   Defaulting Financial Institutions. . . . . . . . . . . . . . . . . . . . . . . .  Page 40
               Section 13.6   Terminating Financial Institutions . . . . . . . . . . . . . . . . . . . . . . .  Page 40

ARTICLE XIV
       SECURITY INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 42
               Section 14.1   Grant of Security Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 42
               Section 14.2   Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 42
               Section 14.3   Termination after Final Payout Date. . . . . . . . . . . . . . . . . . . . . . .  Page 42
               Section 14.4   Limitation on Rights to Collateral Proceeds. . . . . . . . . . . . . . . . . . .  Page 42

ARTICLE XV
       MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 42
               Section 15.1   Waivers and Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 42
               Section 15.2   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 43
               Section 15.3   Ratable Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 44
               Section 15.4   Protection of Security Interests of the Lenders. . . . . . . . . . . . . . . . .  Page 44
               Section 15.5   Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 45
               Section 15.6   Bankruptcy Petition. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 45
               Section 15.7   Limitation of Liability. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 46
               Section 15.8   Choice of Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 46
               Section 15.9   Consent to Jurisdiction. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 46
               Section 15.10  Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 46
               Section 15.11  Integration; Binding Effect; Survival of Terms . . . . . . . . . . . . . . . . .  Page 47


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


Section 15.12  Counterparts; Severability; Section References. . . . . . . . . . . . . . . . . . . . . . . . .  Page 47
Section 15.13  Bank One Chicago Roles. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 47
Section 15.14  Characterization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 48


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


                                    EXHIBITS AND SCHEDULES


Exhibit I         -       Definitions

Exhibit II        -       Form of Loan Request

Exhibit III       -       Places of Business of the Borrower Parties; Locations
                          of Records; Federal  Employer Identification Number(s)

Exhibit IV        -       Form of Repayment Notice

Exhibit V         -       Form of Compliance Certificate

Exhibit VI        -       Form of Collection Account Agreement

Exhibit VII       -       Form of Assignment Agreement

Exhibit VIII      -       Credit and Collection Policy

Exhibit IX        -       Form of Contract(s)

Exhibit X         -       Form of Monthly Report

Exhibit XI        -       Form of Performance Undertaking

Exhibit XII       -       Form of Repurchase Notice

Schedule A        -       Commitment of Financial Institutions

Schedule B        -       Closing Documents

                             LOAN FUNDING AGREEMENT

     This Loan Funding Agreement is dated as of January 24, 2002 among Reyna Funding, L.L.C., an Ohio limited liability company (the "BORROWER"), Reyna Capital Corporation, an Ohio corporation ("RCC"), as initial Servicer (the Servicer together with the Borrower, the "BORROWER PARTIES" and each a "BORROWER PARTY"), Bank One, NA (Main Office Chicago) (together with its respective successors and assigns hereunder, the "FINANCIAL INSTITUTIONS"), Jupiter Securitization Corporation (the "CONDUIT") and Bank One, NA (Main Office Chicago), as agent for the Lenders hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the "AGENT"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in EXHIBIT I.

                             PRELIMINARY STATEMENTS

     The Borrower is a wholly-owned Subsidiary of RCC.

     RCC and the Borrower have entered into a Receivables Sale Agreement pursuant to which RCC has sold or contributed to the Borrower all of its right, title and interest in and to the Collateral whether existing or hereinafter arising.

     The Borrower desires to obtain Loans from the Conduit from time to time secured by the Collateral.

     The Conduit may, in its absolute and sole discretion, make Loans to the Borrower from time to time.

     In the event that the Conduit declines to make any Loan, the Financial Institutions shall, at the request of the Borrower, make such Loan from time to time. In addition, the Financial Institutions have agreed to provide a liquidity facility to the Conduit in accordance with the terms hereof.

     Bank One, NA (Main Office Chicago) has been requested and is willing to act as Agent on behalf of the Conduit and the Financial Institutions in accordance with the terms hereof.

                                    ARTICLE I
                                LOAN ARRANGEMENTS

     Section 1.1 LOAN FACILITY. Upon the terms and subject to the conditions hereof, the Borrower may, at its option, obtain Loans from the Agent on behalf of one or more of the Lenders. In accordance with the terms and conditions set forth herein, the Conduit may, at its option, instruct the Agent to make a Loan on behalf of the Conduit, or if the Conduit shall decline to make a Loan, the Agent shall, on behalf of the Financial Institutions, make a Loan from time to time in an aggregate amount not to exceed at such time the lesser of (i) the Loan Limit and (ii) the aggregate amount of the Commitments during the period from the date hereof to but not including the Facility Termination Date.

     Section 1.2 OBTAINING LOANS.

     (a) LOAN REQUEST. The Borrower shall notify the Agent of its request for a Loan no later than 11:00 a.m. (Chicago time) on the second Business Day preceding the proposed date of the making of the Loan, in a form set forth as
EXHIBIT II hereto (the "LOAN REQUEST"). Each Loan Request shall be subject to
SECTION 6.2 hereof and, except as set forth below, shall be irrevocable and shall specify the requested Original Principal Amount (which shall not be less than $5,000,000 and which shall be an integral multiple of $1,000,000) and date of the loan (which shall be on a Business Day). The Borrower may submit to the Agent no more than four Loan Requests during any Reporting Period. Following receipt of a Loan Request, the Agent will determine whether the Conduit agrees to make the Loan. If the Conduit declines to make a proposed Loan, the Borrower may cancel the Loan Request or, in the absence of such a cancellation, the Subsequent Loan will be made by the Financial Institutions.

     (b) LOANS. On the date of each Subsequent Loan, upon satisfaction of the applicable conditions precedent set forth in ARTICLE VI, the Conduit or the Financial Institutions, as applicable, shall deposit to the Collection Account, in immediately available funds, no later than 12:00 noon (Chicago time), an amount equal to (i) in the case of the Conduit, the aggregate Original Principal Amount of the Loans the Conduit is then making or (ii) in the case of a Financial Institution, such Financial Institution's Pro Rata Share of the aggregate Original Principal Amount of the Loans the Financial Institutions are making.

     Section 1.3 REPAYMENTS. The Borrower shall provide the Agent with prior written notice (delivered no later than 11:00 a.m. (Chicago time) on the second Business Day preceding the Proposed Repayment Date), of any expected repayment of Aggregate Capital requested by the Borrower (a "REPAYMENT NOTICE"), in a form set forth as EXHIBIT IV hereto. Such Repayment Notice shall designate (i) the date (the "PROPOSED REPAYMENT DATE") upon which any such repayment of Aggregate Capital shall occur, and (ii) the amount of Aggregate Capital to be repaid which shall be applied ratably to Loans of the Conduit and the Financial Institutions in accordance with the amount of Capital (if any) owing to the Conduit, on the one hand, and the amount of Capital (if any) owing to the Financial Institutions (ratably, based on their respective Pro Rata Shares), on the other hand (the "AGGREGATE REPAYMENT"). Only one

(1) Repayment Notice shall be outstanding at any time. No repayments will be permitted following the occurrence of the Amortization Date without the consent of the Agent.

     Section 1.4 PAYMENT REQUIREMENTS. All amounts to be paid or deposited by any Borrower Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Chicago time) on the day when due in immediately available funds, and if not received before 11:00 a.m. (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Lender, they shall be paid to the Agent, for the account of such Lender, at 1 Bank One Plaza, Chicago, Illinois 60670 until otherwise notified by the Agent. All computations of Yield, per annum fees calculated as part of any CP Costs, per annum fees hereunder and under the Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.

                                   ARTICLE II
                            PAYMENTS AND COLLECTIONS

     Section 2.1 PAYMENTS. Notwithstanding any limitation on recourse contained in this Agreement, the Borrower shall immediately pay, unless otherwise specified, to the Agent when due, for the account of the relevant Lender or Lenders on a full recourse basis, (i) to the Conduit, such fees as set forth in the Fee Letter (which fees shall be sufficient to pay all fees owing to the Financial Institutions), (ii) to the Conduit, all CP Costs, (iii) all amounts payable as Yield, (iv) all amounts payable as Deemed Collections (which shall be immediately due and payable by the Borrower and applied to reduce outstanding Aggregate Capital hereunder in accordance with SECTIONS 2.2 and 2.3 hereof), (v) all amounts required pursuant to SECTION 2.6, (vi) to the applicable Indemnified Party, all amounts payable pursuant to ARTICLE X, if any, (vii) to the Servicer, Servicer costs and expenses, including the Servicing Fee, in connection with servicing, administering and collecting the Receivables, (viii) all Broken Funding Costs, (ix) all amounts payable pursuant to the Interest Rate Swaps, and
(x) all Default Fees (collectively, the "OBLIGATIONS"). If the Borrower fails to pay any of the Obligations when due, the Borrower agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement or the Fee Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time the Borrower receives any Collections or is deemed to receive any Collections, the Borrower shall immediately pay such Collections or Deemed Collections to the Servicer for application in accordance with the terms and conditions hereof and, at all times prior to such payment, such Collections or Deemed Collections shall be held in trust by the Borrower for the exclusive benefit of the Lenders and the Agent.

     Section 2.2 COLLECTIONS GENERALLY; COLLECTIONS PRIOR TO AMORTIZATION.

     (a) All Collections and/or Deemed Collections received by the Servicer or in the Depository Account or any Lock-Box Receipts shall be deposited in the Collection Account within two Business Days of receipt by the Servicer. Prior to the Amortization Date, on any day other than a Settlement Date, the Servicer shall instruct the Collection Account Bank to (i) pay all Obligations due and owing on such day pursuant to SECTION 2.1 and (ii) distribute all remaining funds on deposit in the Collection Account (the "EXCESS FUNDS") on such day to the Servicer on behalf of the Borrower and the Agent. The Servicer shall set aside and hold in trust such Excess Funds for the payment of any accrued and unpaid Aggregate Unpaids as provided in this SECTION 2.2.

     (b) On each Settlement Date prior to the occurrence of the Amortization Date, the Servicer shall remit to (unless otherwise specified in SECTION 2.1) the Agent's account the amounts set aside during the preceding Accrual Period and apply such amounts (if not previously paid in accordance with SECTION 2.1 or SECTION 2.2(a)) FIRST, to reduce unpaid Obligations, SECOND, to reduce the Capital of all Loans of Terminating Financial Institutions, applied ratably to each Terminating Financial Institution according to its respective Termination Percentage, THIRD, if applicable, no later than 11:00 a.m. (Chicago time) to the extent required to fund any Aggregate Repayment on such Settlement Date and FOURTH, to the Borrower. Each Terminating Financial Institution shall be allocated a ratable portion of Collections from the date of any assignment by the Conduit pursuant to SECTION 13.6 (the "TERMINATION DATE") until such Terminating Financing Institution's Capital shall be paid in full. This ratable portion shall be calculated on the Termination Date of each Terminating Financial Institution as a percentage equal to (i) Capital of such Terminating Financial Institution outstanding on its Termination Date, DIVIDED BY (ii) the Aggregate Capital outstanding on such Termination Date (the "TERMINATION PERCENTAGE"). Each Terminating Financial Institution's Termination Percentage shall remain constant prior to the Amortization Date. On and after the Amortization Date, each Termination Percentage shall be disregarded, and each Terminating Financial Institution's Capital shall be reduced ratably with all Financial Institutions in accordance with SECTION 2.3.

     Section 2.3 COLLECTIONS FOLLOWING AMORTIZATION. On the Amortization Date and on each day thereafter, the Servicer shall direct each Receiving Bank to deposit into the Collection Account, for the benefit of the Lenders, the Lender Percentage of all Collections received on such day and an additional amount for the payment of any accrued and unpaid Obligations owed by Borrower and not previously paid in accordance with SECTION 2.1. Notwithstanding the foregoing, if the Servicer fails to deliver a Monthly Report, on each day after the Amortization Date the Servicer shall direct each Receiving Bank to deposit into the Collection Account, for the benefit of the Lenders, all Collections received on such day and an additional amount for the payment of any accrued and unpaid Obligations owed by Borrower and not previously paid in accordance with SECTION
2.1. On and after the Amortization Date, the Servicer shall, at any time upon the request from time to time by (or pursuant to standing instructions from) the Agent (i) direct the Collection Account Bank to remit to the Agent's account the amounts set aside pursuant to the preceding two sentences, as applicable, and (ii) apply such amounts to reduce the Aggregate Capital associated with each Loan and any other Aggregate Unpaids.

     Section 2.4 APPLICATION OF COLLECTIONS. If there shall be insufficient funds on deposit for the Servicer to distribute funds in payment in full of the aforementioned amounts pursuant to SECTION 2.2 or 2.3 (as applicable), the Servicer shall distribute funds:

     FIRST, to the payment of any sales taxes actually collected from an Obligor in respect of sales taxes, included in Collections and deposited in the Collection Account with respect to the Receivables,

     SECOND, to the payment of Third-Party Servicer Costs,

     THIRD, to the reimbursement of the Agent's costs of collection and enforcement of this Agreement,

     FOURTH, to the Swap Counterparty, amounts payable under the Interest Rate Swaps,

     FIFTH, (to the extent applicable) to the ratable repayment of the Aggregate Capital,

     SIXTH, for the ratable payment of all other unpaid Obligations; PROVIDED THAT to the extent such Obligations relate to the payment of Servicer costs and expenses including the Servicing Fee when the Borrower or one of its Affiliates is acting as the Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations, and

     SEVENTH, after the Aggregate Unpaids have been indefeasibly reduced to zero, to the Borrower.

     Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in this SECTION 2.4, shall be shared ratably (within each priority) among the Agent and the Lenders in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.

     Section 2.5 PAYMENT RECISSION. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. The Borrower shall remain obligated for the amount of any payment or application relating to such Aggregate Unpaids so rescinded, returned or refunded, and shall promptly pay to the Agent (for application to the Person or Persons who suffered such recission, return or refund) the full amount thereof, plus the Default Fee from the date of any such recission, return or refund.

     Section 2.6 MAXIMUM LENDER PERCENTAGE AND NOTIONAL SHORTFALL AMOUNT. The Borrower shall ensure that the Lender Percentage shall at no time exceed 100%. If the Lender Percentage exceeds 100%, the Borrower shall pay to the Agent within one Business Day an amount to be applied to reduce the Aggregate Capital of the Loans, such that after giving effect to such payment, the Lender Percentage equals or is less than 100%. If on any day, the Aggregate Capital exceeds the Aggregate Notional Amount of the Interest Rate Swaps (a "NOTIONAL SHORTFALL AMOUNT"), the Borrower shall either (i) pay to the Agent within one Business Day an amount to be applied to reduce the Aggregate Capital of the Loans or (ii) enter into an Interest Rate Swap within one Business Day, such that after giving effect to such payment or increase in Aggregate Notional Amount, the Notional Shortfall Amount is zero. If, on any day, there is an Excess Fixed Rate and a Fast Pay Notional Amount, the Borrower shall within one
(1) Business Day reduce the Aggregate Notional Amount such that, after such reduction, there is no Fast Pay Notional Amount.

     Section 2.7 REPURCHASE OF RECEIVABLES. The Originator may repurchase all or a portion of Excess Receivables from the Borrower. The Borrower shall provide the Agent with prior written notice (delivered no later than the Business Day preceding the Proposed Repurchase Date) of any expected repurchase by the Originator of Excess Receivables, in a form set forth as EXHIBIT XII hereto (a "REPURCHASE NOTICE"). Each Repurchase shall be subject to the conditions precedent specified in SECTION 6.2 hereof. Each Repurchase Notice shall specify
(i) the purchase price, (ii) the date of Repurchase (the "PROPOSED REPURCHASE DATE") and (iii) after giving effect to such Repurchase, the Discounted Lease Balance and the Lender Percentage. On and after the Amortization Date, the purchase price shall be deposited on the date of such Repurchase in the Collection Account in immediately available funds.

     Section 2.8 DEEMED COLLECTIONS. If at any time the Outstanding Balance of any Receivable is either (x) reduced as a result of any defective or rejected goods or services, any discount or any adjustment or otherwise by the Borrower, Servicer or any sub-servicer (other than cash Collections on account of the Receivables) or (y) reduced or canceled as a result of (i) a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (ii) the categorization of such Receivable as an Upgraded Receivable, then the Borrower shall be deemed to have received a Collection of such Receivable in the amount of such reduction or cancellation. If at any time any of the representations or warranties in ARTICLE V are no longer true with respect to any Receivable, then the Borrower shall be deemed to have received a Collection in full of such Receivable. The Borrower hereby agrees to pay all Deemed Collections immediately to the Servicer for application in accordance with the terms and conditions hereof; PROVIDED, HOWEVER on any day prior to the Amortization Date, the Borrower shall not be required to pay Deemed Collections to the Servicer, to the extent that (i) the Originator is the Servicer, (ii) the Originator is (and remains) obligated to pay such Deemed Collections to the Borrower pursuant to the Sale Agreement and
(iii) such amount would constitute Excess Funds and be distributed to the Servicer on such day in accordance with SECTION 2.2.

                                   ARTICLE III
                                 CONDUIT FUNDING

     Section 3.1 CP COSTS. The Borrower shall pay CP Costs with respect to the Capital associated with Loans of the Conduit for each day that any Capital with respect to such Loans is outstanding. Each Loan funded substantially with Pooled Commercial Paper will accrue CP Costs each day on a pro rata basis, based on the percentage share the Capital in respect of such Loan represents in relation to all assets held by the Conduit and funded substantially with Pooled Commercial Paper.

     Section 3.2 CP COSTS PAYMENTS. On each Settlement Date, the Borrower shall pay to the Conduit an aggregate amount equal to all accrued and unpaid CP Costs in respect of the Capital of the Conduit for the immediately preceding Accrual Period in accordance with ARTICLE II.

     Section 3.3 CALCULATION OF CP COSTS. On or before the third Business Day immediately preceding each Settlement Date, the Conduit shall calculate the aggregate amount of CP Costs for the applicable Accrual Period and shall notify the Borrower of such aggregate amount.

     Section 3.4 INTEREST AFTER OCCURRENCE OF AN AMORTIZATION EVENT. Notwithstanding the foregoing, on and after the Amortization Date, interest shall accrue on the Capital of the Loans of the Conduit at the Base Rate plus 2% for such Accrual Period.

                                   ARTICLE IV
                          FINANCIAL INSTITUTION FUNDING

     Section 4.1 FINANCIAL INSTITUTION FUNDING. Each Loan of the Financial Institutions shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Base Rate in accordance with the terms and conditions hereof. Until the Borrower gives notice to the Agent of another Discount Rate in accordance with SECTION 4.4, the initial Discount Rate for any Loan transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Base Rate. If the Financial Institutions acquire by assignment from the Conduit any Loan (or portion thereof) pursuant to ARTICLE XIII, the Loan (or portion thereof) so assigned shall be deemed to have a new Tranche Period commencing on the date of any such assignment.

     Section 4.2 YIELD PAYMENTS. On each Settlement Date for each Loan, the Borrower shall pay to the Agent (for the benefit of the Financial Institutions) an aggregate amount equal to all accrued and unpaid Yield for the entire Tranche Period of each such Loan in accordance with ARTICLE II.

     Section 4.3 SELECTION AND CONTINUATION OF TRANCHE PERIODS.

     (a) With consultation from (and approval, which approval shall not be unreasonably withheld, by) the Agent, the Borrower shall from time to time request Tranche Periods for Loans of the Financial Institutions, provided that, if at any time the Financial Institutions shall have any Loans, the Borrower shall always request Tranche Periods such that at least one Tranche Period shall end on the date specified in clause (A) of the definition of Settlement Date.

     (b) The Borrower or the Agent, upon notice to and consent by the other received at least three (3) Business Days prior to the end of a Tranche Period (the "TERMINATING TRANCHE") for any Loan, may, effective on the last day of the Terminating Tranche: (i) divide any Loan into multiple Loans, (ii) combine any such Loan with one or more other Loan that have a Terminating Tranche ending on the same day as such Terminating Tranche or (iii) combine any such Loan with a new Loan to be purchased on the day such Terminating Tranche ends, PROVIDED, that in no event may a Loan of the Conduit be combined with a Loan of the Financial Institutions.

     Section 4.4 FINANCIAL INSTITUTION DISCOUNT RATES. The Borrower may select the LIBO Rate or the Base Rate for each Loan of the Financial Institutions. The Borrower shall by 11:00 a.m. (Chicago time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as the new Discount Rate and (ii) at least one
(1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Base Rate is being requested as the new Discount Rate, give the Agent irrevocable notice of the new Discount Rate for each Loan associated with such Terminating Tranche.

     Section 4.5 SUSPENSION OF THE LIBO RATE. (a) If any Financial Institution notifies the Agent that it has determined that funding its Pro Rata Share of the Loans of the Financial Institutions at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Loans at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining Loans at such LIBO Rate, then the Agent shall suspend the availability of such LIBO Rate and require the Borrower to select the Base Rate for any Loan accruing Yield at such LIBO Rate.

     (b) If less than all of the Financial Institutions give a notice to the Agent pursuant to SECTION 4.5(a), each Financial Institution which gave such a notice shall be obliged, at the request of the Borrower, the Conduit or the Agent, to assign all of its rights and obligations hereunder to (i) another Financial Institution or (ii) another funding entity nominated by the Borrower or the Agent that is acceptable to the Conduit and willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution; PROVIDED THAT (i) the notifying Financial

Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution's Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Loans of the Financial Institutions, and (ii) the replacement Financial Institution otherwise satisfies the requirements of SECTION 12.1(b).

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     Section 5.1 REPRESENTATIONS AND WARRANTIES OF BORROWER PARTIES. Each Borrower Party hereby represents and warrants to the Agent and the Lenders, as to itself, as of the date hereof and as of the date of each Subsequent Loan:

     (a) CORPORATE EXISTENCE AND POWER. The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio, and is duly qualified to do business and is in good standing as a foreign limited liability company, and has and holds all power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified or to so hold could not reasonably be expected to have a Material Adverse Effect. RCC is a corporation, duly organized, validly existing and in good standing under the laws of the State of Ohio, and is duly qualified to do business and is in good standing as a foreign corporation and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified or to so hold could not reasonably be expected to have a Material Adverse Effect.

     (b) POWER AND AUTHORITY; DUE AUTHORIZATION, EXECUTION AND DELIVERY. The execution and delivery by such Borrower Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of the Borrower, Borrower's use of the proceeds of the Loans made hereunder, are within its powers and authority and have been duly authorized by all necessary action on its part. This Agreement and each other Transaction Document to which such Borrower Party is a party has been duly executed and delivered by such Borrower Party.

     (c) NO CONFLICT. The execution and delivery by such Borrower Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or articles of organization, as applicable, or by-laws or operating agreement, as applicable,
(ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Borrower Party or its Subsidiaries (except as created hereunder) except, in the case of clauses
(ii), (iii) and (iv), where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance by such Borrower Party with any bulk sales act or similar law.

     (d) GOVERNMENTAL AUTHORIZATION. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body that has not been obtained is required for the due execution and delivery by such Borrower Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

     (e) ACTIONS, SUITS.

               (A) There are no actions, suits or proceedings pending or threatened, against or affecting the Borrower, or any of its properties, in or before any court, arbitrator or other body. The Borrower is not in default with respect to any order of any court, arbitrator or governmental body binding upon the Borrower or any of its properties.

               (B) There are no actions, suits or proceedings pending or threatened, against or affecting RCC, or any of its properties, in or before any court, arbitrator or other body that could reasonably be expected to have a Material Adverse Effect. RCC is not in default with respect to any order of any court, arbitrator or governmental body binding upon RCC or any of its properties.

     (f) BINDING EFFECT. This Agreement and each other Transaction Document to which such Borrower Party is a party constitute the legal, valid and binding obligations of such Borrower Party enforceable against such Borrower Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (g) ACCURACY OF INFORMATION. All information heretofore furnished by such Borrower Party or any of its Affiliates to the Agent or the Lenders for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Borrower Party or any of its Affiliates to the Agent or the Lenders will be, true and accurate in all material respects on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state any material fact or any fact necessary to make the statements contained therein not misleading.

     (h) USE OF PROCEEDS. No proceeds of any purchase hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to
SECTION 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

     (i) GOOD TITLE. Immediately prior to each Loan hereunder, the Borrower shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Borrower's ownership interest or security interest in each Receivable, the Related Security, the Collections with respect thereto and other Collateral. Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge that financing statements have not been filed to perfect the Originator's or the Borrower's security interest in the Exempted Contracts.

     (j) PERFECTION. This Agreement, together with the filing of the financing statements contemplated hereby creates in favor of the Agent for the benefit of the relevant Lender or Lenders a valid and perfected first priority security interest in each Receivable existing or hereafter arising, the Related Security, the Collections with respect thereto and other Collateral, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (on behalf of the Lenders) security interest in the Receivables, the Related Security, the Collections and other Collateral. Notwithstanding the foregoing, the Borrower Parties make no representation or warranty as to the perfection or priority of the Agent's (on behalf of the Lenders) ownership or security interest in the Exempted Contracts.

     (k) PLACES OF BUSINESS. The principal places of business and chief executive office of such Borrower Party and the offices where it keeps all of its Records are located at the address(es) listed on EXHIBIT III or such other locations of which the Agent has been notified in accordance with SECTION 7.2(a) in jurisdictions where all action required by SECTION 15.4(a) has been taken and completed. The Borrower's Federal Employer Identification Number is correctly set forth on EXHIBIT III.

     (l) COLLECTIONS. The conditions and requirements set forth in SECTION 7.1(k) and SECTION 8.2 have at all times been satisfied and duly performed. The names and addresses of each Receiving Bank, together with the account numbers of the Receiving Accounts of the Borrower at each Receiving Bank and the post office box number of each Lock-Box, are listed on Exhibit III to the Receivables Sale Agreement. The Collection Account shall at all times be subject to a Collection Account Agreement substantially in the form of Exhibit VI. The Borrower has not granted any Person, other than the Agent as contemplated by this Agreement, control of any Receiving Account (except that the Originator in its capacity as Servicer has access thereto), or the right to take control of any such Receiving Account at a future time or upon the occurrence of a future event.

     (m) MATERIAL ADVERSE EFFECT. (i) Since September 30, 2001, no event has occurred that would have a material adverse effect on the financial condition or operations of the initial Servicer and its Subsidiaries or the ability of the initial Servicer to perform its obligations under this Agreement, and (ii) the Borrower represents and warrants that since the date of this Agreement, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of the Borrower, (B) the ability of the Borrower to perform its obligations under the Transaction Documents, or (C) the collectibility of the Receivables generally or any material portion of the Receivables.

     (n) NAMES. In the past five (5) years, the Borrower has not used any names, trade names or assumed names other than the name in which it has executed this Agreement.

     (o) OWNERSHIP OF THE BORROWER. RCC is the sole member of the Borrower, and holds all of its issued and outstanding membership interests free and clear of any Adverse Claim.

     (p) NOT A HOLDING COMPANY OR AN INVESTMENT COMPANY. Such Borrower Party is not a "HOLDING COMPANY" or a "SUBSIDIARY HOLDING COMPANY" of a "HOLDING COMPANY" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Borrower Party is not an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

     (q) COMPLIANCE WITH LAW.

          (A) Such Borrower Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where a failure to comply could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

          (B) Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (in-cluding, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

     (r) COMPLIANCE WITH CREDIT AND COLLECTION POLICY. The Servicer has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, except such material change as to which the Agent has been notified in accordance with SECTION 7.1(a)(vi).

     (s) PAYMENTS TO THE ORIGINATOR. With respect to each Receivable transferred to the Borrower under the Receivables Sale Agreement, the Borrower has given reasonably equivalent value to the Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by the Originator of any Receivable under the Receivables Sale Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. sections 101 ET SEQ.), as amended.

     (t) ENFORCEABILITY OF CONTRACTS. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and accrued Finance Charges thereon, enforce- able against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (u) ELIGIBLE RECEIVABLES. Each Receivable included in the definition of Net Receivables as an Eligible Receivable was an Eligible Receivable at the time so included.

     (v) DISCOUNTED LEASE BALANCE. Immediately after giving effect to each Loan hereunder, the Discounted Lease Balance is at least equal to the sum of (i) the Aggregate Capital PLUS (ii) the Loss Reserve.

     (w) ACCOUNTING. The manner in which such Borrower Party accounts for and discloses the transactions contemplated hereunder and by the Receivables Sale Agreement does not jeopardize the true sale analysis.

     Section 5.2 FINANCIAL INSTITUTION REPRESENTATIONS AND WARRANTIES. Each Financial Institution hereby represents and warrants to the Agent and the Conduit that:

     (a) EXISTENCE AND POWER. Such Financial Institution is a corporation or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

     (b) NO CONFLICT. The execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate
(i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This Agreement has been duly authorized, executed and delivered by such Financial Institution.

     (c) GOVERNMENTAL AUTHORIZATION. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder.

     (d) BINDING EFFECT. This Agreement constitutes the legal, valid and binding obligation of such Financial Institution enforceable against such Financial Institution in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                                   ARTICLE VI
                               CONDITIONS OF LOANS

     Section 6.1 CONDITIONS PRECEDENT TO INITIAL LOAN. The initial Loan under this Agreement is subject to the conditions precedent that (a) the Agent shall have received on or before the date of such Loan those documents listed on SCHEDULE B and (b) the Agent shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letter.

     Section 6.2 CONDITIONS PRECEDENT TO ALL LOANS. Each Loan (other than pursuant to SECTION 13.1) and Repurchase shall be subject to the further conditions precedent that, after taking such Loan or Repurchase into account:

     (a) in the case of each such Loan or Repurchase, the Servicer shall have delivered to the Agent on or prior to the date of such Loan or Repurchase, in form and substance satisfactory to the Agent, all Monthly Reports as and when due under SECTION 8.5;

     (b) the Facility Termination Date shall not have occurred;

     (c) no Amortization Event or Potential Amortization Event shall have occurred and be continuing;

     (d) the Agent shall have received such other approvals, opinions or documents as it may reasonably request;

     (e) the Aggregate Capital does not exceed the Loan Limit, the Lender Percentage does not exceed 100%, the Aggregate Capital does not exceed the Aggregate Notional Amount of the Interest Rate Swaps and there is either no Fast Pay Notional Amount or Excess Fixed Rate;

     (f) Interest Rate Swaps meeting the requirements of SECTION 7.3 shall be in effect; and

     (g) the representations and warranties set forth in SECTION 5.1 are true and correct on and as of the date of such Loan or Repurchase as though made on and as of such date.

                                   ARTICLE VII
                                    COVENANTS

     Section 7.1 AFFIRMATIVE COVENANTS OF THE BORROWER PARTIES. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Borrower Party hereby covenants, as to itself, as set forth below:

     (a) FINANCIAL REPORTING. Such Borrower Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to the Agent:

          (i) ANNUAL REPORTING. Within 90 days after the close of each of its respective fiscal years, (A) audited, unqualified financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for RCC and its Consolidated Subsidiaries for such fiscal year certified in a manner acceptable to the Agent by independent public accountants acceptable to the Agent and (B) unaudited financial statements (which shall include balance sheets and statements of income and retained earnings) for the Borrower for such fiscal year.

          (ii) QUARTERLY REPORTING. Within 50 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, balance sheets of (a) RCC and its Consolidated Subsidiaries and (b) the Borrower, in each case, as of the close of each such period and statements of income and retained earnings and a statement of cash flows for (a) RCC and its Consolidated Subsidiaries and (b) the Borrower, in each case, for the period from the beginning of such fiscal year to the end of such quarter, all certified by its respective chief financial officer or another Authorized Officer.

          (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of
     Exhibit V signed by an Authorized Officer of each Borrower Party and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

          (iv) SHAREHOLDERS STATEMENTS AND REPORTS. Promptly upon the furnishing thereof to the shareholders of such Borrower Party, copies of all financial statements, reports and proxy statements so furnished.

          (v) COPIES OF NOTICES. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Agent or the Conduit, copies of the same.

          (vi) CHANGE IN CREDIT AND COLLECTION POLICY. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Agent's consent thereto.

          (vii) OTHER INFORMATION. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Borrower Party as the Agent may from time to time reasonably request in order to protect the interests of the Agent and the Lenders under or as contemplated by this Agreement.

     (b) NOTICES. Such Borrower Party will notify the Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

          (i) AMORTIZATION EVENTS OR POTENTIAL AMORTIZATION EVENTS. The occurrence of each Amortization Event and each Potential Amortization Event, by a statement of an Authorized Officer of each of the Borrower Parties.

          (ii) JUDGMENTS AND PROCEEDINGS.

               (A) The entry of any judgment or decree against the Borrower; or the institution of any litigation, arbitration proceeding or governmental proceeding against the Borrower.

               (B) (1) The entry of any judgment or decree against the Servicer or any Subsidiary of the Servicer; or the institution of any litigation, arbitration proceeding or governmental proceeding against the Servicer if the aggregate amount of all such judgments and decrees then outstanding against the Servicer and its Subsidiaries exceeds $10,000,000 and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against the Servicer which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (iii) MATERIAL ADVERSE EFFECT. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

          (iv) TERMINATION DATE. The occurrence of the "TERMINATION DATE" under and as defined in the Receivables Sale Agreement.

          (v) DEFAULTS UNDER OTHER AGREEMENTS. The occurrence of a default or an event of default under any other financing arrangement involving Indebtedness in excess of $10,000,000 pursuant to which any Borrower Party is a debtor or an obligor.

          (vi) DOWNGRADE OF RCC OR THE PROVIDER. Any downgrade in any rating that may be assigned to any Indebtedness of RCC or the Provider by S&P or by Moody's, setting forth the Indebtedness affected and the nature of such change.

     (c) COMPLIANCE WITH LAWS AND PRESERVATION OF CORPORATE OR LEGAL EXISTENCE. Such Borrower Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards imposed by all governmental authorities in respect of the conduct of their respective businesses and the ownership of their respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Borrower Party will preserve and maintain its corporate or legal existence, rights, franchises and privileges in the jurisdiction of its incorporation or organization, and qualify and remain qualified in good standing as a foreign corporation or limited liability company, as applicable, in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

     (d) AUDITS. Such Borrower Party will furnish to the Agent from time to time such information with respect to it and the Receivables as the Agent may reasonably request. Such Borrower Party will, from time to time during regular business hours as requested by the Agent upon reasonable notice and at the sole cost of such Borrower Party, permit the Agent, or its agents or representatives,
(i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and
(ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person's financial condition or the Receivables and the Related Security or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts and, in each case, with any of the officers or employees of the Borrower or the Servicer having knowledge of such matters; provided, that prior to the occurrence of an Amortization Event, the Borrower Parties shall not be responsible for the costs of more than one such audit in any calendar year.

     (e) KEEPING AND MARKING OF RECORDS AND BOOKS.

          (i) The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

          (ii) Such Borrower Party will (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to the Agent, describing the security interest of the Agent (for the benefit of the Lenders) and (B) upon the request of the Agent following the occurrence and during the continuation of an Amortization Event (x) mark each Contract with a legend describing the security interest of the Agent (for the benefit of the Lenders) and (y) deliver to the Agent all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

     (f) COMPLIANCE WITH CONTRACTS AND CREDIT AND COLLECTION POLICY. Such
Borrower

Party will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, except where the failure to so perform or comply could not reasonably be expected to have a Material Adverse Effect, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

     (g) PERFORMANCE AND ENFORCEMENT OF RECEIVABLES SALE AGREEMENT. The Borrower will, and will require RCC to, perform each of their respective obligations and undertakings under and pursuant to the Receivables Sale Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to the Borrower under the Receivables Sale Agreement. The Borrower shall take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent and the Lenders as assignees of the Borrower) under the Receivables Sale Agreement as the Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement.

     (h) OWNERSHIP. The Borrower will take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security, the Collections with respect thereto and other Collateral purchased under the Receivables Sale Agreement irrevocably in the Borrower, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent and the Lenders (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Borrower's interest in such Receivables, Related Security, the Collections with respect thereto and other Collateral and such other action to perfect, protect or more fully evidence the interest of the Borrower therein as the Agent may reasonably request), and (ii) establish and maintain, in favor of the Agent, for the benefit of the Lenders, a valid and perfected first priority security interest in all Receivables, Related Security, the Collections with respect thereto and other Collateral to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent for the benefit of the Lenders (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (for the benefit of the Lenders) interest in such Receivables, Related Security, the Collections with respect thereto and other Collateral and such other action to perfect, protect or more fully evidence the security interest of the Agent for the benefit of the Lenders as the Agent may reasonably request). Notwithstanding anything to the contrary in this Agreement, neither the Borrower nor any other Person shall have any obligation to take any further action to perfect any security interest in Exempted Contracts. The Borrower shall take all action necessary to ensure that the Originator shall obtain and maintain a perfected ownership interest, free and clear of any Adverse Claims, in all Related Equipment.

     (i) LENDERS' RELIANCE. The Borrower acknowledges that the Lenders are entering into the transactions contemplated by this Agreement in reliance upon the Borrower's identity as a legal entity that is separate from the Originator. Therefore, from and after the date of execution and delivery of this

Agreement, the Borrower shall take all reasonable steps, including, without limitation, all steps that the Agent or any Lender may from time to time reasonably request, to maintain the Borrower's identity as a separate legal entity and to make it manifest to third parties that the Borrower is an entity with assets and liabilities distinct from those of the Originator and any Affiliates thereof and not just a division of the Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, the Borrower will:

          (A) conduct its own business in its own name and require that all full-time employees of the Borrower, if any, identify themselves as such and not as employees of Originator (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as the Borrower's employees);

          (B) compensate all employees, consultants and agents directly, from the Borrower's own funds, for services provided to the Borrower by such employees, consultants and agents and, to the extent any employee, consultant or agent of the Borrower is also an employee, consultant or agent of the Originator or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between the Borrower and the Originator or such Affiliate, as applicable, on a basis that reflects the services rendered to the Borrower and the Originator or such Affiliate, as applicable;

          (C) clearly identify its offices (by signage or otherwise) as its offices and, if such office is located in the offices of Originator, the Borrower shall lease such office at a fair market rent on an allocated basis;

          (D) haveaseparatetelephonenumber,whichwillbeanswered only in its name and separate stationery, invoices and checks in its own name;

          (E) conduct all transactions with the Originator and the Servicer (including, without limitation, any delegation of its obligations hereunder as Servicer) strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between the Borrower and the Originator on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

          (F) at all times maintain an Independent Director;

          (G) observe all company and legal formalities as a distinct entity, and ensure that all company actions relating to (A) the selection, maintenance or replacement of the Independent Director, (B) the dissolution or liquidation of the Borrower or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving the Borrower, are duly authorized by unanimous vote of its Directors (including the Independent Director);

          (H) maintain the Borrower's books and records separate from those of the Originator and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of Originator and any Affiliate thereof;

          (I) prepare its financial statements separately from those of Originator and insure that any consolidated financial statements of Originator or any Affiliate thereof that include the Borrower and that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that the Borrower is a separate legal entity and that its assets will be available first and foremost to satisfy the claims of the creditors of the Borrower;

          (J) except for funds in the Depository Account or the Lock- Box and except as herein specifically otherwise provided, maintain the funds or other assets of the Borrower separate from, and not commingled with, those of the Originator or any Affiliate thereof and only maintain bank accounts or other depository accounts to which the Borrower alone is the account party, into which the Borrower alone (or the Servicer or the Agent hereunder) makes deposits and from which the Borrower alone (or the Servicer or the Agent hereunder) has the power to make withdrawals;

          (K) pay all of the Borrower's operating expenses from the Borrower's own assets (except for certain payments by the Originator or any other Person pursuant to allocation arrangements that comply with the requirements of this SECTION 7.1(i));

          (L) operate its business and activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement; and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business,
     (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to the Originator thereunder for the purchase of Receivables from the Originator under the Receivables Sale Agreement, and
     (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

          (M) maintain its charter in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its articles of organization or operating agreement in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, this SECTION 7.1(i);

          (N) maintain the effectiveness of, and continue to perform under the Receivables Sale Agreement and the Performance Undertaking, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement or the Performance Undertaking, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreement or the Performance Undertaking or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Agent;

          (O) maintain its separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary;

          (P) maintain at all times the Required Capital Amount (as defined in the Receivables Sale Agreement) and refrain from making any dividend, distribution, redemption of membership interests or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained; and

          (Q) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Shefsky & Froelich as counsel for the Borrower, in connection with the closing or initial

     Loan under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

     (j) TAXES. Such Borrower Party shall file all tax returns and reports required by law to be filed by it and shall promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. The Borrower will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of the Conduit, the Agent or any Financial Institution.

     (k) COLLECTIONS. Such Borrower Party shall cause (1) all Lock-Box Receipts (together with any proceeds deposited in the Depository Account) to be deposited in the Collection Account in accordance with, and to the extent required by, SECTIONS 2.2 AND 2.3 hereof and (2) the Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to the Borrower or any Affiliate of the Borrower, the Borrower will remit (or will cause all such payments to be remitted) directly to the Collection Account Bank and deposited into the Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, the Borrower will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Lenders. The Borrower will maintain exclusive ownership, and control (subject to the terms of this Agreement) of the Collection Account (except that Originator shall continue to have access to the Collection Account in its capacity as Servicer) and shall not grant the right to take control of the Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement.

     (l) INSURANCE. At the Agent's request, RCC will maintain in effect, or cause to be maintained in effect, at RCC's own expense, such casualty and liability insurance covering the Related Equipment as RCC shall deem appropriate in its good faith business judgment. If insurance is required, the Agent, for the benefit of the Lenders, shall be named as an additional insured with respect to all such liability insurance maintained by RCC. RCC will pay or cause to be paid the premiums therefor and deliver to the Agent evidence satisfactory to the Agent of such insurance coverage. Copies of each policy shall be furnished to the Agent and any Lender in certificated form upon the Agent's or such Lender's request. The foregoing requirements shall not be construed to negate, reduce or modify, and are in addition to, RCC's or the Borrower's obligations hereunder.

     (m) PAYMENT TO ORIGINATOR. With respect to any Receivable purchased by the Borrower from Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to Originator in respect of the Purchase Price for such Receivable.

     Section 7.2 NEGATIVE COVENANTS OF THE BORROWER PARTIES. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Borrower Party hereby covenants, as to itself, that:

     (a) NAME CHANGE, OFFICES AND RECORDS. Such Borrower Party will not change its name, identity or corporate or legal structure (within the meaning of 9-507(c) of the UCC or change its location (within the meaning of SECTION 9-307 of the UCC or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Agent at least thirty (30) days' prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent in connection with such change or relocation.

     (b) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Such Borrower Party will not add or terminate any bank as a Receiving Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Depository Account, unless the Agent shall have received, at least ten (10) days before the proposed effective date therefor, written notice of such addition, termination or change.

     (c) MODIFICATIONS TO CONTRACTS AND CREDIT AND COLLECTION POLICY. Such Borrower Party will not make any change to the Credit and Collection Policy that could be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in SECTION 8.2(d), the Servicer will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

     (d) SALES, LIENS. The Borrower shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable (other than Repurchased Receivables), Related Security, the Collections with respect thereto and other Collateral, or upon or with respect to any Contract under which any Receivable arises, or the Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Agent and the Lenders provided for herein), and the Borrower shall defend the security interest of the Agent and the Lenders in, to and under any of the foregoing property, against all claims of third parties claiming through or under the Borrower or the Originator. The Borrower will not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory, the lease of which gives rise to any Receivable.

     (e) DISCOUNTED LEASE BALANCE. At no time prior to the Amortization Date shall the Borrower permit the Discounted Lease Balance to be less than an amount equal to the sum of (i) the Aggregate Capital of all Loans PLUS (ii) the Loss Reserve.

     (f) TERMINATION DATE DETERMINATION. The Borrower will not designate the Termination Date (as defined in the Receivables Sale Agreement), or send any written notice to the Originator in respect thereof, without the prior written consent of the Agent, except with respect to the occurrence of such Termination Date arising pursuant to SECTION 5.1(d) of the Receivables Sale Agreement.

     Section 7.3 INTEREST RATE SWAPS.

     (a) On the date of the initial Loan hereunder, the Borrower shall enter into an interest rate swap agreement in form and substance acceptable to the Agent (the "INITIAL INTEREST RATE SWAP") with Bank One, NA (Main Office Chicago) or another counterparty acceptable to the Agent (the "SWAP COUNTERPARTY") pursuant to which the Borrower shall have the fixed rate obligation and the Swap Counterparty shall have the floating rate obligation. The obligations under the Initial Interest Rate Swap shall be based upon a schedule of notional amounts which shall initially equal the Aggregate Capital and shall decline over time. Such schedule of notional amounts shall reflect an anticipated amount of Aggregate Capital, based upon scheduled payments and an anticipated level of defaults and upgrades on the Receivables then subject to this Agreement.

     (b) On each Notional Amount Reset Date, if there is a Notional Amount Shortfall, the Borrower and the Swap Counterparty shall enter into a new interest rate swap agreement in form and substance acceptable to the Agent with respect to such Notional Amount Shortfall (the interest rate swap agreements which are in effect at any given time being, collectively, the "INTEREST RATE SWAPS" at such time, which term includes the Initial Interest Rate Swap for so long as it is in effect).

     (c) The floating rate payable by the Swap Counterparty under the Interest Rate Swaps shall equal the LIBO Rate (the "FLOATING SWAP RATE"). The fixed rate payable by the Borrower under each Interest Rate Swap shall be established by the Swap Counterparty.


                                  ARTICLE VIII
                          ADMINISTRATION AND COLLECTION

     Section 8.1 DESIGNATION OF SERVICER. (a) The servicing, administration and collection of the Receivables shall be conducted by such Person (the "SERVICER") so designated in accordance with this SECTION 8.1. RCC is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Agent may at any time after (i) the Amortization Date or (ii) the Servicer fails to perform its duties in accordance with this Agreement designate as Servicer any Person to succeed RCC or any successor Servicer.

     (b) Without the prior written consent of the Agent, RCC shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) the Borrower and (ii) with respect to certain Delinquent Receivables and Charged-Off Receivables, outside collection agencies or other similar entities in accordance with its customary practices. The Borrower shall not be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by RCC. If the Agent shall designate as Servicer any other Person to succeed RCC, all duties and responsibilities theretofore delegated by RCC to the Borrower may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to RCC and to the Borrower.

     (c) Notwithstanding the foregoing subsection (b), if RCC delegates any of its duties or responsibilities as Servicer to any Person , (i) RCC shall be and remain primarily liable to the Agent and the Lenders for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and
(ii) the Agent and the Lenders shall be entitled to deal exclusively with RCC in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Agent and the Lenders shall not be required to give notice, demand or other communication to any Person other than RCC in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. RCC, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

     Section 8.2 DUTIES OF SERVICER. (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

     (b) The Servicer will instruct all Obligors to pay all Collections directly to the Lock Box, the Depository Account or the Collection Account. The Servicer shall effect a Collection Account Agreement substantially in the form of EXHIBIT VI with each bank party to a Collection Account at any time. In the case of any remittances received in any Lock-Box, Depository Account or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security or other Collateral, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. The Servicer shall cause all amounts on deposit in the Depository Account and any Lock-Box Receipts related to the Receivables to be remitted to the Collection Account when and as described in SECTION 2.2(a) hereof.

     (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in ARTICLE II. The Servicer shall set aside and hold in trust for the account of the Borrower and the Lenders their respective shares of the Collections in accordance with ARTICLE II. The Servicer shall, upon the request of the Agent, segregate, in a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or the Borrower prior to the remittance thereof in accordance with ARTICLE II. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Agent the Lender Percentage of Collections of Receivables set aside for the Lenders on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

     (d) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; PROVIDED, HOWEVER, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Charged-Off Receivable or limit the rights of the Agent or the Lenders under this Agreement. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

     (e) The Servicer shall hold in trust for the Borrower and the Lenders all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Agent, deliver or make available to the Agent all such Records, at a place selected by the Agent. The Servicer shall, as soon as practicable following receipt thereof, turn over to the Borrower any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicer shall, from time to time at the request of any Lender, furnish to the Lenders (promptly after any such request) a calculation of the amounts set aside for the Lenders pursuant to ARTICLE II.

     (f) Any payment by an Obligor in respect of any indebtedness owed by it to the Originator or the Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

     (g) The Servicer, for the benefit of the Agent and the Lenders, shall establish and maintain an account bearing the designation "Reyna Funding, L.L.C." (the "COLLECTION ACCOUNT") No. 363653874 at Bank One Michigan. The Collection Account shall be the property of the Borrower, subject to the rights of the Agent in the property held in the Collection Account.

     (h) If, at any time, there is an Excess Concentration Amount, the Servicer shall designate one or more Eligible Receivables of the applicable Obligor as an Excess Concentration Receivable such that, after giving effect to the designation of such Eligible Receivable as an Excess Concentration Receivable, the Excess Concentration Amount is reduced to zero.

     Section 8.3 COLLECTION NOTICES. The Agent is authorized at any time to date and to deliver to the Collection Account Banks the Collection Notices. The Borrower hereby transfers to the Agent for the benefit of the Lenders, effective when the Agent delivers such notice, the exclusive ownership and control of the Collection Account. In case any authorized signatory of the Borrower whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. The Borrower hereby authorizes the Agent, and agrees that the Agent shall be entitled to (i) endorse the Borrower's name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Agent rather than the Borrower.

     Section 8.4 RESPONSIBILITIES OF THE BORROWER. Anything herein to the contrary notwithstanding, the exercise by the Agent and the Lenders of their rights hereunder, shall not release the Servicer, the Originator or the Borrower from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Lenders shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the Borrower.

     Section 8.5 REPORTS. The Servicer shall prepare and forward to the Agent
(i) on or before the 19(th) day of each calendar month or, if such day is not a Business Day, then the first Business Day thereafter or on any day on which the discounted value of the sum of (A) the Excess Receivables to be repurchased on such day and (B) Excess Receivables repurchased by the Originator within the prior thirty (30) days is greater than 10% of the Discounted Lease Balance (the "MONTHLY REPORT DATE"), a Monthly Report and (ii) at such times as the Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables. Unless otherwise requested by the Agent, all computations in such Monthly Report shall be made as of the close of business on the last day of the Reporting Period preceding the date on which such Monthly Report is delivered; PROVIDED, HOWEVER, that with respect to a Monthly Report delivered in connection with a Repurchase, all computations in such Monthly Report shall be made after giving effect to such Repurchase.

     Section 8.6 SERVICING FEES. In consideration of RCC's agreement to act as Servicer hereunder, the Lenders hereby agree that, so long as RCC shall continue to perform as Servicer hereunder, the Borrower shall pay over to RCC a fee (the "SERVICING FEE") on the first calendar day of each month, in arrears for the immediately preceding month, equal to 1.0% per annum of the Lender Percentage of the average Outstanding Balance of all Receivables during such period, as compensation for its servicing activities.

                                   ARTICLE IX
                               AMORTIZATION EVENTS

     Section 9.1 AMORTIZATION EVENTS. The occurrence of any one or more of the following events shall constitute an Amortization Event:

     (a) Any Borrower Party shall fail (i) to make any payment or deposit required hereunder when due and, for any such payment or deposit which is not in respect of Aggregate Capital, such failure continues for one (1) Business Day, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a) and paragraph 9.1(e)) and such failure shall continue for three (3) consecutive Business Days.

     (b) Any representation, warranty, certification or statement made by any Borrower Party in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect when made or deemed made.

     (c) Failure of the Borrower to pay when due any Indebtedness or the failure of any other Borrower Party to pay when due Indebtedness in excess of $10,000,000, or the failure of any such Person to pay any interest or premium on such Indebtedness when due or within any applicable grace period and which failure could reasonably be expected to have a Material Adverse Effect; or the default by any Borrower Party in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Borrower Party shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

     (d) (i) Any Borrower Party or any of its Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against any Borrower Party or any of its Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property and, in the case of a proceeding instituted against a Borrower Party (but not by such Borrower Party), such Borrower Party fails to (A) move, in good faith, to have such proceeding dismissed within thirty (30) days of the institution of such proceeding and such proceeding shall remain undismissed or unstayed for a period of forty-five (45) days or such longer period as the Agent consents to in writing and (B) set aside adequate reserves on its books in accordance with GAAP or (iii) any Borrower Party or any of its Subsidiaries shall take any corporate or legal action to authorize any of the actions set forth in clauses (i) or (ii) above in this subsection (d).

     (e) The Borrower shall fail to comply with the terms of SECTION 2.6 hereof.

     (f) A Change of Control shall occur.

     (g) A Change of Ownership shall occur.

     (h) As of the end of any Reporting Period, the Three-Month Average Delinquency Ratio shall exceed 2.25%.

     (i) As of the end of any Reporting Period, the Three-Month Average Gross Loss to Liquidation Ratio shall exceed 15%.

     (j) (i) One or more final judgments for the payment of money shall be entered against the Borrower or (ii) one or more final judgments for the payment of money in an amount in excess of $10,000,000, individually or in the aggregate, shall be entered against the Servicer on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue without discharge or stay for sixty (60) consecutive days.

     (k) The "TERMINATION DATE" under and as defined in the Receivables Sale Agreement shall occur under the Receivables Sale Agreement or the Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to the Borrower under the Receivables Sale Agreement.

     (l) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of the Borrower, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability and which contest could reasonably be expected to have a Material Adverse Effect, or the Agent for the benefit of the Lenders shall cease to have a valid and perfected first priority security interest in the Receivables, the Related Security, the Collections with respect thereto and other Collateral.

     (m) Reynolds and Reynolds and its Subsidiaries, on a Consolidated basis fail to maintain:

          (i) a Consolidated Leverage Ratio less than or equal to 2.75 to 1.0;
     or

          (ii) a Consolidated Interest Coverage Ratio greater than or equal to
     3.50 to 1.0.

     (n) The Scheduled Maturity Date or the Maturity Date under and as defined in the Credit Agreement shall occur and, within five (5) Business Days, a substitute credit facility, on terms and conditions substantially similar to the Credit Agreement shall not have been put in place.

     (o) Provider shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Performance Undertaking, or the Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Provider, or Provider shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

     (p) The Swap Counterparty fails to maintain a rating with respect to short-term deposit obligations of at least P-1 by Moody's and at least A-1 by S&P and with respect to long-term unsecured debt obligations, a rating of A2 or higher by Moody's or A or higher by S&P and the Agent, or an Affiliate or Subsidiary of the Agent, is not the Swap Counterparty.

     Section 9.2 REMEDIES. Upon the occurrence and during the continuation of an Amortization Event, the Agent may, or upon the direction of the Required Financial Institutions shall, take any of the following actions: (i) replace the Person then acting as Servicer (ii) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower Party; PROVIDED, HOWEVER, that upon the occurrence of an Amortization Event described in SECTION 9.1(d)(ii), or of an actual or deemed entry of an order for relief with respect to any Borrower Party under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Borrower Party, (iii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iv) deliver the Collection Notices to the Collection Account Banks, and (v) notify Obligors of the Lenders' security interest in the Receivables. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Agent and the Lenders otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                    ARTICLE X
                                 INDEMNIFICATION

     Section 10.1 INDEMNITIES BY THE BORROWER PARTIES. Without limiting any other rights that the Agent or any Lender may have hereunder or under applicable law, (A) the Borrower hereby agrees to indemnify the Agent (except, if applicable, in its capacity as Swap Counterparty), each Lender and their respective assigns, officers, directors, agents and employees (each an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable by any such Indemnified Party, including reasonable attorneys' fees and disbursements (all of the foregoing, together with the exclusions set forth below, being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, to a Lender of a security interest in the Receivables, and (B) the Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of the Servicer's activities as Servicer hereunder; excluding, HOWEVER, in all of the foregoing instances under the preceding clauses (A) and (B):

          (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction or a final decree issued in connection with an administrative proceeding holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

          (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

          (c) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the Loans as a loan or loans by the Lenders to the Borrower secured by the Receivables, the Collections with respect thereto and other Collateral;

PROVIDED, HOWEVER, that nothing contained in this sentence shall limit the liability of any Borrower Party or limit the recourse of the Lenders to any Borrower Party for amounts otherwise specifically provided to be paid by such Borrower Party under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts (including losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to the Borrower or the Servicer) relating to or resulting from:

          (a) any representation or warranty made by any Borrower Party or the Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

          (b) the failure by the Borrower, the Servicer or the Originator to comply with any applicable law, rule or regulation with respect to any Receivable or

     Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of the Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

          (c) any failure of the Borrower, the Servicer or the Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

          (d) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

          (e) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

          (f) the commingling of Collections of Receivables at any time with other funds;

          (g) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of the initial Loan or a Subsequent Loan or any other investigation, litigation or proceeding relating to the Borrower, the Servicer or the Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

          (h) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

          (i) any Amortization Event described in SECTION 9.1(d);

          (j) any failure of the Borrower to acquire and maintain legal and equitable title to, and ownership of any Receivable, the Related Security, Collections with respect thereto and other Collateral from the Originator, free and clear of any Adverse Claim (other than as created pursuant to any Transaction Document); or any failure of the

     Borrower to give reasonably equivalent value to the Originator under the Receivables Sale Agreement in consideration of the transfer by the Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

          (k) any failure to vest and maintain vested in the Agent for the benefit of the Lenders, or to transfer to the Agent for the benefit of the Lenders, a first priority perfected security interest in the Receivables, the Related Security, Collections with respect thereto and other Collateral (excluding the Exempted Contracts), free and clear of any Adverse Claim (except as created by the Transaction Documents);

          (l) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security, Collections with respect thereto and other Collateral, and the proceeds of any thereof (excluding Exempted Contracts), whether at the time of any Subsequent Loan or at any subsequent time;

          (m) any action or omission by any Borrower Party which reduces or impairs the rights of the Agent or the Lenders with respect to any Receivable or the value of any such Receivable;

          (n) any attempt by any Person to void any Subsequent Loan hereunder under statutory provisions or common law or equitable action; or

          (o) the failure of any Receivable included in the definition of the Net Receivables as an Eligible Receivable to be an Eligible Receivable at the time so included.

     Section 10.2 INCREASED COST AND REDUCED RETURN. If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a "REGULATORY CHANGE"): (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by SECTION 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of all or any of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, the Borrower shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction.

     Section 10.3 OTHER COSTS AND EXPENSES. The Borrower shall pay to the Agent and the Conduit on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of the Conduit's auditors auditing the books, records and procedures of the Borrower, reasonable fees and out-of-pocket expenses of legal counsel for the Conduit and the Agent (which such counsel may be employees of the Conduit or the Agent) with respect thereto and with respect to advising the Conduit and the Agent as to their respective rights and remedies under this Agreement. The Borrower shall pay to the Agent on demand any and all reasonable costs and expenses of the Agent and the Lenders, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event.

                                   ARTICLE XI
                                    THE AGENT

     Section 11.1 AUTHORIZATION AND ACTION. Each Lender hereby designates and appoints Bank One Chicago to act as its agent hereunder and under each other Transaction Document, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Agent shall act solely as agent for the Lenders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Borrower Party or any of such Borrower Party's successors or assigns. The Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement, any other Transaction

Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Lender hereby authorizes the Agent to execute each of the Uniform Commercial Code financing statements on behalf of such Lender (the terms of which shall be binding on such Lender).

     Section 11.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section 11.3 EXCULPATORY PROVISIONS. Neither the Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Borrower Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Borrower Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in ARTICLE VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Borrower Parties. The Agent shall not be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Agent has received notice from the Borrower or a Lender.

     Section 11.4 RELIANCE BY AGENT. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Conduit or the Required Financial Institutions or all of the Lenders, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Lenders; PROVIDED, that unless and until the Agent shall have received such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Conduit or the Required

Financial Institutions or all of the Lenders, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

     Section 11.5 NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any Borrower Party, shall be deemed to constitute any representation or warranty by the Agent. Each Lender represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

     Section 11.6 REIMBURSEMENT AND INDEMNIFICATION. The Financial Institutions agree to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Borrower Parties (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Borrower Parties hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the Lenders, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

     Section 11.7 AGENT IN ITS INDIVIDUAL CAPACITY. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though the Agent were not the Agent hereunder. With respect to Loans made pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement in its individual capacity as any Lender and may exercise the same as though it were not the Agent, and the terms "FINANCIAL INSTITUTION," "LENDER," "FINANCIAL INSTITUTIONS" and "LENDERS" shall include the Agent in its individual capacity.

     Section 11.8 SUCCESSOR AGENT. The Agent may, upon five days' notice to the Borrower and the Lenders, and the Agent will, upon the direction of all of the Lenders (other than the Agent, in its individual capacity) resign as Agent. If the Agent shall resign, then the Required Financial Institutions during such five-day period shall appoint from among the Lenders a successor agent. If for any reason no successor Agent is appointed by the Required Financial Institutions during such five-day period, then effective upon the termination of such five day period, the Lenders shall perform all of the duties of the Agent hereunder and under the other Transaction Documents and the Borrower and the Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Lenders and for all purposes shall deal directly with the Lenders. After the effectiveness of any retiring Agent's resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this
Article XI and Article X shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.

                                   ARTICLE XII
                           ASSIGNMENTS; PARTICIPATIONS

     Section 12.1 ASSIGNMENTS. (a) The Borrower and each Financial Institution hereby agree and consent to the complete or partial assignment by the Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement to the Financial Institutions pursuant to SECTION 13.1 or to any other Person, and upon such assignment, the Conduit shall be released from its obligations so assigned. Further, the Borrower and each Financial Institution hereby agree that any assignee of the Conduit of this Agreement or all or any of the Loans of the Conduit shall have all of the rights and benefits under this Agreement as if the term "THE CONDUIT" explicitly referred to such party, and no such assignment shall in any way impair the rights and benefits of the Conduit hereunder. Neither the Borrower nor the Servicer shall have the right to assign its rights or obligations under this Agreement.

     (b) Any Financial Institution may at any time and from time to time assign to one or more Persons ("PURCHASING FINANCIAL INSTITUTIONS") all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in EXHIBIT VII hereto (the "ASSIGNMENT AGREEMENT") executed by such Purchasing Financial Institution and such selling Financial Institution. The consent of the Conduit shall be required prior to the effectiveness of any such assignment. Each assignee of a Financial Institution must have a short-term debt rating of A-1 or better by S&P and P-1 by Moody's and must agree to deliver to the Agent, promptly following any request therefor by the Agent or the Conduit, an enforceability opinion in form and substance satisfactory to the Agent and the Conduit. Upon delivery of the executed Assignment Agreement to the Agent, such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution under this Agreement to the same extent as if it were an original party hereto and no further consent or action by the Borrower, the Lenders or the Agent shall be required.

     (c) Each of the Financial Institutions agrees that in the event that it shall cease to have a short-term debt rating of A-1 or better by S&P and P-1 by Moody's (an "AFFECTED FINANCIAL INSTITUTION"), such Affected Financial Institution shall be obliged, at the request of the Conduit or the Agent, to assign all of its rights and obligations hereunder to (x) another Financial Institution or (y) another funding entity nominated by the Agent and acceptable to the Conduit, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Financial Institution; PROVIDED that the Affected Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Financial Institution's Pro Rata Share of the Aggregate Capital of the Financial Institutions and Yield owing to the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Loans of the Financial Institutions.

     Section 12.2 PARTICIPATIONS. Any Financial Institution may, in the ordinary course of its business at any time sell to one or more Persons (each a "PARTICIPANT") participating interests in its Pro Rata Share of the Loans of the Financial Institutions, its obligation to pay the Conduit its Acquisition Amounts or any other interest of such Financial Institution hereunder. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution's rights and obligations under this Agreement shall remain unchanged, such Financial Institution shall remain solely responsible for the performance of its obligations hereunder, and the Borrower, the Conduit and the Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution's rights and obligations under this Agreement. Each Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in SECTION 15.1(b)(i).

                                  ARTICLE XIII
                               LIQUIDITY FACILITY

     Section 13.1 TRANSFER TO FINANCIAL INSTITUTIONS. Each Financial Institution hereby agrees, subject to SECTION 13.4, that immediately upon written notice from the Conduit delivered on or prior to the Liquidity Termination Date, it shall acquire by assignment from the Conduit, without recourse or warranty, its Pro Rata Share of one or more of the Loans of the Conduit as specified by the Conduit. Each such assignment by the Conduit shall be made pro rata among the Financial Institutions, except for pro rata assignments to one or more Terminating Financial Institutions pursuant to SECTION 13.6; PROVIDED, HOWEVER, that the Conduit may at any time and from time to time, in its sole and absolute discretion, make any such assignment to any Affected Financial Institution on a non-pro rata basis. Each Financial Institution shall, no later than 1:00 p.m. (Chicago time) on the date of such assignment, pay in immediately available funds (unless another form of payment is otherwise agreed between the Conduit and any Financial Institution) to the Agent at an account designated by the Agent, for the benefit of the Conduit, its Acquisition Amount. Unless a Financial Institution has notified the Agent that it does not intend to pay its Acquisition Amount, the Agent may assume that such payment has been made and may, but shall not be obligated to, make the amount of such payment available to the Conduit in reliance upon such assumption. The Conduit hereby sells and assigns to the Agent for the ratable benefit of the Financial Institutions, and the Agent hereby purchases and assumes from the Conduit, effective upon the receipt by the Conduit of the Conduit Transfer Price, the Loans of the Conduit which are the subject of any transfer pursuant to this ARTICLE XIII.

     Section 13.2 TRANSFER PRICE REDUCTION YIELD. If the Adjusted Funded Amount is included in the calculation of the Conduit Transfer Price for any Loans, each Financial Institution agrees that the Agent shall pay to the Conduit the Reduction Percentage of any Yield received by the Agent with respect to such Loans.

     Section 13.3 PAYMENTS TO THE CONDUIT. In consideration for the reduction of the Conduit Transfer Prices by the Conduit Transfer Price Reductions, effective only at such time as the aggregate amount of Capital of the Loans of the Financial Institutions equals the Conduit Residual, each Financial Institution hereby agrees that the Agent shall not distribute to the Financial Institutions and shall immediately remit to the Conduit any Yield, Collections or other payments received by it to be applied pursuant to the terms hereof or otherwise to reduce the Capital of the Loans of the Financial Institutions.

     Section 13.4 LIMITATION ON COMMITMENT TO PURCHASE FROM THE CONDUIT. Notwithstanding anything to the contrary in this Agreement, no Financial Institution shall have any obligation to purchase any Loans from the Conduit, pursuant to SECTION 13.1 or otherwise, if:

          (a) the Conduit shall have voluntarily commenced any proceeding or filed any petition under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of the Conduit or taken any corporate action for the purpose of effectuating any of the foregoing; or

          (b) involuntary proceedings or an involuntary petition shall have been commenced or filed against the Conduit by any Person under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of the Conduit and such proceeding or petition shall have not been dismissed.

     Section 13.5 DEFAULTING FINANCIAL INSTITUTIONS. If one or more Financial Institutions defaults in its obligation to pay its Acquisition Amount pursuant to SECTION 13.1 (each such Financial Institution shall be called a "DEFAULTING FINANCIAL INSTITUTION" and the aggregate amount of such defaulted obligations being herein called the "THE CONDUIT TRANSFER PRICE DEFICIT"), then upon notice from the Agent, each Financial Institution other than the Defaulting Financial Institutions (a "NON-DEFAULTING FINANCIAL INSTITUTION") shall promptly pay to the Agent, in immediately available funds, an amount equal to the lesser of (x) such Non-Defaulting Financial Institution's proportionate share (based upon the relative Commitments of the Non-Defaulting Financial Institutions, after excluding the Commitment of any Approved Unconditional Liquidity Providers) of the Conduit Transfer Price Deficit and (y) the unused portion of such Non-Defaulting Financial Institution's Commitment; PROVIDED, HOWEVER, that if an Approved Unco nditional Liquidity Provider is the Defaulting Financial Institution, the Non-Defaulting Financial Institutions shall have no obligation to pay any amount to the Agent pursuant to this SECTION 13.5 as a result of a default by such Approved Unconditional Liquidity Provider; PROVIDED, FURTHER, that in no event shall any Approved Unconditional Liquidity Provider be required to make any payment as a Non-Defaulting

Financial Institution pursuant to this SECTION 13.5. A Defaulting Financial Institution shall forthwith upon demand pay to the Agent for the account of the Non-Defaulting Financial Institutions all amounts paid by each Non-Defaulting Financial Institution on behalf of such Defaulting Financial Institution, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Financial Institution until the date such Non-Defaulting Financial Institution has been paid such amounts in full, at a rate per annum equal to the Federal Funds Effective Rate plus two percent (2%). In addition, without prejudice to any other rights that the Conduit may have under applicable law, each Defaulting Financial Institution shall pay to the Conduit forthwith upon demand, the difference between such Defaulting Financial Institution's unpaid Acquisition Amount and the amount paid with respect thereto by the Non-Defaulting Financial Institutions, together with interest thereon, for each day from the date of the Agent's request for such Defaulting Financial Institution's Acquisition Amount pursuant to SECTION 13.1 until the date the requisite amount is paid to the Conduit in full, at a rate per annum equal to the Federal Funds Effective Rate plus two percent (2%).

     Section 13.6 TERMINATING FINANCIAL INSTITUTIONS.

     (a) Each Financial Institution hereby agrees to deliver written notice to the Agent not more than 30 days and not less than five (5) days prior to the Liquidity Termination Date indicating whether such Financial Institution intends to renew its Commitment hereunder. If any Financial Institution fails to deliver such notice on or prior to the date that is five (5) Business Days prior to the Liquidity Termination Date, such Financial Institution will be deemed to have declined to renew its Commitment (each Financial Institution which has declined or has been deemed to have declined to renew its Commitment hereunder, a "NON-RENEWING FINANCIAL INSTITUTION"). The Agent shall promptly notify the Conduit of each Non-Renewing Financial Institution and the Conduit, in its sole discretion, may (A) to the extent of Commitment Availability, declare that such Non-Renewing Financial Institution's Commitment shall, to such extent, automatically terminate on a date specified by the Conduit on or before the Liquidity Termination Date or (B) upon one (1) Business Days' notice to such Non-Renewing Financial Institution assign to such Non-Renewing Financial Institution on a date specified by the Conduit its Pro Rata Share of the aggregate Loans then held by the Conduit, subject to, and in accordance with,
SECTION 13.1. In addition, the Conduit may, in its sole discretion, at any time
(x) to the extent of Commitment Availability, declare that any Affected Financial Institution's Commitment shall automatically terminate on a date specified by the Conduit or (y) assign to any Affected Financial Institution on a date specified by the Conduit its Pro Rata Share of the aggregate Loans then held by the Conduit, subject to, and in accordance with, SECTION 13.1 (each Affected Financial Institution or each Non-Renewing Financial Institution is hereinafter referred to as a "TERMINATING FINANCIAL INSTITUTION"). The parties hereto expressly acknowledge that any declaration of the termination of any Commitment, any assignment pursuant t o this Section 13.6 and the order of priority of any such termination or assignment among Terminating Financial Institutions shall be made by the Conduit in its sole and absolute discretion.

     (b) Upon any assignment to a Terminating Financial Institution as provided in this SECTION 13.6, any remaining Commitment of such Terminating Financial Institution shall automatically terminate. Upon reduction to zero of the Capital of all of the Loans of a Terminating Financial Institution (after application of Collections thereto pursuant to SECTIONS 2.2 and 2.3) all rights and obligations of such Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a "Financial Institution" hereunder; PROVIDED, HOWEVER, that the provisions of ARTICLE X shall continue in effect for its benefit with respect to Loans held by such Terminating Financial Institution prior to its termination as a Financial Institution.


                                  ARTICLE XIV
                               SECURITY INTEREST

     Section 14.1 GRANT OF SECURITY INTEREST. To secure the due and punctual payment of the Aggregate Unpaids, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Indemnified Amounts, in each case pro rata according to the respective amounts thereof, the Borrower hereby pledges to the Agent, for the benefit of the Secured Parties, and thereby grants to the Agent, for the benefit of the Secured Parties, a security interest in, all of the Borrower's right, title and interest now or hereafter existing in, to and under (a) all existing or hereafter arising Receivables, the Related Security and Collections with respect thereto, (b) the Receivables Sale Agreement and the other Transaction Documents, including the Interest Rate Swaps and the Performance Undertaking,
(c) the Collection Account, (d) all other assets of the Borrower and (e) all proceeds of any of the foregoing (collectively, the "COLLATERAL").

     Section 14.2 REMEDIES. Upon the occurrence of an Amortization Event, the Agent, on behalf of the Secured Parties, shall have, with respect to the Collateral granted pursuant to SECTION 14.1, and in addition to all other rights and remedies available to the Secured Parties or the Agent under this Agreement and the other Transaction Documents or other applicable law, all the rights and remedies of a secured party upon default under the UCC.

     Section 14.3 TERMINATION AFTER FINAL PAYOUT DATE. Each of the Secured Parties hereby authorizes the Agent, and the Agent hereby agrees, promptly after the Final Payout Date to execute and deliver to the Borrower such UCC-3 termination statements as may be necessary to terminate the Agent's security interest in and Lien upon the Collateral, all at the Borrower's expense. Upon the Final Payout Date, all right, title and interest of the Agent and the Secured Parties in and to the Collateral shall terminate.

     Section 14.4 LIMITATION ON RIGHTS TO COLLATERAL PROCEEDS. Nothing in this Agreement shall entitle the Secured Parties to receive or retain proceeds of the Collateral in excess of the aggregate amount of the Aggregate Unpaids owing to such Secured Party (or to any Indemnified Party claiming through such Secured Party).

                                   ARTICLE XV
                                 MISCELLANEOUS


     Section 15.1 WAIVERS AND AMENDMENTS. (a) No failure or delay on the part of the Agent or any Lender in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this SECTION 15.1(b). The Conduit, the Borrower and the Agent, at the direction of the Required Financial Institutions, may enter into written modifications or waivers of any provisions of this Agreement; PROVIDED, HOWEVER, that no such modification or waiver shall:

          (i) without the consent of each affected Lender, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by the Borrower or the Servicer, (B) reduce the rate or extend the time of payment of Yield or any CP Costs (or any component of Yield or CP Costs thereof), (C) reduce any fee payable to the Agent for the benefit of the Lenders, (D) except pursuant to ARTICLE XII hereof, change the amount of the Capital of any Lender, any Financial Institution's Pro Rata Share (except pursuant to SECTIONS 13.1 or 13.5) or any Financial Institution's Commitment, (E) amend, modify or waive any provision of the definition of Required Financial Institutions or this SECTION 15.1(b), (F) consent to or permit the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, (G) change the definition of "ELIGIBLE RECEIVABLE," "LOSS RESERVE," or "LOSS PERCENTAGE," or (H) amend or modify any defined term (or any defined term used directly or indirectly i n such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or

          (ii) without the written consent of the then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

Notwithstanding the foregoing, (i) without the consent of the Financial Institutions, the Agent may, with the consent of the Borrower, amend this Agreement solely to add additional Persons as Financial Institutions hereunder and (ii) the Agent, the Required Financial Institutions and the Conduit may enter into amendments to modify any of the terms or provisions of ARTICLE XI,
ARTICLE XII, SECTION 15.13 or any other provision of this Agreement without the consent of the Borrower; PROVIDED, that such amendment has no negative impact upon the Borrower. Any modification or waiver made in accordance with this
SECTION 15.1 shall apply to each of the Lenders equally and shall be binding upon the Borrower, the Lenders and the Agent.

     Section 15.2 NOTICES. Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this SECTION 15.2. The Borrower hereby authorizes the Agent to effect purchases and Tranche Period and Discount Rate selections based on telephonic notices made by any Person whom the Agent in good f aith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Agent a written confirmation of each telephonic notice signed by an authorized officer of the Borrower; PROVIDED, HOWEVER, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent, the records of the Agent shall govern absent manifest error.

     Section 15.3 RATABLE PAYMENTS. If any Lender, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Lender (other than payments received pursuant to SECTION
10.2 or 10.3) in a greater proportion than that received by any other Lender entitled to receive a ratable share of such Aggregate Unpaids, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of such Aggregate Unpaids; PROVIDED, that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

     Section 15.4 PROTECTION OF SECURITY INTERESTS OF THE LENDERS.

     (a) The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Agent may request, to perfect, protect or more fully evidence the security interest of the Lenders, or to enable the Agent or the Lenders to exercise and enforce their rights and remedies hereunder. At any time following the occurrence of an Amortization Event, the Agent may, or the Agent may direct the Borrower or the Servicer to, notify the Obligors of Receivables (other than Repurchased Receivables), at the Borrower's expense, of the security interests of the Lenders under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables (other than Repurchased Receivables) be made directly to the Agent or its designee; PROVIDED, that unless the Servicer has failed to deliver a Monthly Report, the Agent shall distribute the Borrower Percentage of Collections received by the Agent to the Borrower. The Borrower or the Servicer (as applicable) shall, at any Lender's request, withhold the identity of such Lender in any such notification.

     (b) If any Borrower Party fails to perform any of its obligations hereunder, the Agent or any Lender may (but shall not be required to) perform, or cause performance of, such obligations, and the Agent's or such Lender's costs and expenses incurred in connection therewith shall be payable by the Borrower as provided in SECTION 10.3. Each Borrower Party irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of such Borrower Party (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable by the Agent to perfect and to maintain the perfection and priority of the interest of the Lenders in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as necessary or desirable to perfect and to maintain the perfectio n and priority of the interests of the Lenders in the Receivables. This appointment is coupled with an interest and is irrevocable.

     Section 15.5 CONFIDENTIALITY.

     (a) Each Borrower Party, the Agent and each Lender shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Agent and the Conduit and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Borrower Party and such Lender and its officers and employees may disclose such information to such Borrower Party's, and such Lender's directors, external accountants and attorneys (provided each such Person is informed of the confidential nature of such information) and as required by any applicable law or order of any judicial or administrative proceeding.

     (b) Anything herein to the contrary notwithstanding, each Borrower Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Financial Institutions or the Conduit by each other,
(ii) by the Agent or the Lenders to any prospective or actual assignee or participant of any of them, (iii) by the Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to the Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One Chicago acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, (iv) by the Agent to any actual or potential successor Servicer or back-up Servicer or (v) at any time on or following the Amortization Date, by the Agent, the Lenders or the Financial Institutions to any Person in conjunction with the exercise of any of their remedies hereunder. In addition, the Lenders and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

     Section 15.6 BANKRUPTCY PETITION. Each of the parties hereto covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of the Conduit or any Unconditional Liquidity Provider, it will not institute against, or join any other Person in instituting against, the Conduit, the Borrower or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section 15.7 LIMITATION OF LIABILITY. Except with respect to any claim arising out of the willful misconduct or gross negligence of the Conduit, the Agent or any Financial Institution, no claim may be made by any Borrower Party or any other Person against the Conduit, the Agent or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Borrower Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section 15.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

     Section 15.9 CONSENT TO JURISDICTION. EACH BORROWER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH BORROWER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY BORROWER PARTY AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER

INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH BORROWER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

     Section 15.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY BORROWER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section 15.11 INTEGRATION; BINDING EFFECT; SURVIVAL OF TERMS.

     (a) This Agreement, each other Transaction Document, each Collection Account Agreement and the Fee Letter contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; PROVIDED, HOWEVER, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Borrower Party pursuant to
ARTICLE V, (ii) the indemnification and payment provisions of ARTICLE X, and SECTIONS 15.5 and 15.6 shall be continuing and shall survive any termination of this Agreement.

     Section 15.12 COUNTERPARTS; SEVERABILITY; SECTION REFERENCES. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

     Section 15.13 BANK ONE CHICAGO ROLES. Each of the Financial Institutions acknowledges that Bank One Chicago acts, or may in the future act, (i) as administrative agent for the Conduit or any Financial Institution, (ii) as issuing and paying agent for the Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper, (iv) to provide other services from time to time for the Conduit or any Financial Institution and (v) as Swap Counterparty (collectively, the "BANK ONE CHICAGO ROLES"). Without limiting the generality of this SECTION 15.13, each Financial Institution hereby acknowledges and consents to any and all Bank One Chicago Roles and agrees that in connection with any Bank One Chicago Role, Bank One Chicago may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including in its role as administrative agent for the Conduit, and the giving of notice to the Agent of a mandatory purchase pursuant to SECTION 13.1.

     Section 15.14 CHARACTERIZATION. It is the intention of the parties hereto that each Loan hereunder shall be characterized as a secured loan and not a sale and it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law. In furtherance of the foregoing, the Borrower hereby grants to the Agent for the ratable benefit of the Lenders a valid and perfect security interest in all of Borrower's right, title and interest in, to and under all Receivables now existing or hereafter arising, the Related Security, Collections with respect thereto and other Collateral all other rights and payments relating to the Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. The Agent and the Lenders shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor u nder the UCC and other applicable law, which rights and remedies shall be cumulative.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Funding Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


                                REYNA FUNDING, L.L.C., as the Borrower


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                Address:  115 South Ludlow Street
                                          Dayton, Ohio  45202
                                Fax:



                                REYNA CAPITAL CORPORATION, as Servicer


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                Address:  115 South Ludlow Street
                                          Dayton, Ohio  45202
                                Fax:



                                JUPITER SECURITIZATION CORPORATION,
                                as the Conduit


                                By:
                                   --------------------------------------------
                                                Authorized Signatory


                                Address:  c/o Bank One, NA (Main Office
                                          Chicago), as Agent
                                          Asset Backed Finance
                                          Suite 0079, 1-19
                                          1 Bank One Plaza
                                          Chicago, Illinois  60670-0079
                                Fax:      (312) 732-1844

                                BANK ONE, NA (MAIN OFFICE CHICAGO),
                                as Agent


                                By:
                                   --------------------------------------------
                                   Name:   Ronald Atkins
                                   Title:  Authorized Signatory


                                Address:   Bank One, NA (Main Office Chicago)
                                           Asset Backed Finance
                                           Suite IL1-0594, 1-21
                                           1 Bank One Plaza
                                           Chicago, Illinois  60670-0594
                                Fax:       (312) 732-4487



                                BANK ONE, NA (MAIN OFFICE CHICAGO), as a
                                Financial Institution


                                By:
                                   --------------------------------------------
                                   Name:   Ronald Atkins
                                   Title:  Authorized Signatory


                                Address:   Bank One, NA (Main Office Chicago)
                                           Asset Backed Finance
                                           Suite IL1-0594, 1-21
                                           1 Bank One Plaza
                                           Chicago, Illinois  60670-0594
                                Fax:       (312) 732-4487

                                   EXHIBIT I

                                  DEFINITIONS


     As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "ACCRUAL PERIOD" means each calendar month, provided that the initial Accrual Period hereunder means the period from (and including) the date of the initial Loan hereunder to (and including) the last day of the calendar month in which such initial Loan occurs.

     "ACQUISITION AMOUNT" means, on the date of any purchase from the Conduit of one or more Loans pursuant to SECTION 13.1, (i) with respect to each Financial Institution [(other than any Unconditional Liquidity Provider)], the lesser of
(a) such Financial Institution's Pro Rata Share of the sum of (A) the lesser of
(1) the Adjusted Liquidity Price of each such Loan and (2) the Loan and (B) all accrued and unpaid CP Costs for each such Loan and (ii) such Financial Institution's unused Commitment and (b) with respect to each Unconditional Liquidity Provider, the lesser of (x) such Unconditional Liquidity Provider's Pro Rata Share of the sum of (1) the Capital of each such Loan and (2) all accrued and unpaid CP Costs for each such Loan and (y) such Unconditional Liquidity Provider's unused Commitment.

     "ADJUSTED FUNDED AMOUNT" means, in determining the Conduit Transfer Price for any Loan, an amount equal to the sum of (a) the Adjusted Liquidity Price of each such Loan and (b) an amount equal to each Unconditional Liquidity Provider's Pro Rata Share of the difference between (i) the Adjusted Liquidity Price of each such Loan and (ii) the Capital of each such Loan.

     "ADJUSTED LIQUIDITY PRICE" means an amount equal to

                                               NDR
                                               ---
                        LP  [(i) DC    (ii)  [1.075]]

where:

        LP     =     Lender Percentage.

        DC     =     the Deemed Collections.



                                    Exh. I-1

        NDR = the Outstanding Balance of all Receivables which are not Defaulted Receivables.

Each of the foregoing shall be determined from the most recent Monthly Report received from the Servicer.

     "ADVERSE CLAIM" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

     "AFFECTED FINANCIAL INSTITUTION" has the meaning specified in SECTION 12.1(c).

     "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "AGENT" has the meaning set forth in the preamble to this Agreement.

     "AGGREGATE CAPITAL" means, on any date of determination, the aggregate amount of all Capital of all Loans outstanding on such date.

     "AGGREGATE NOTIONAL AMOUNT" means, on any day, the aggregate of all current Notional Amounts on the Interest Rate Swaps.

     "AGGREGATE REPAYMENT" has the meaning specified in SECTION 1.3.

     "AGGREGATE UNPAIDS" means, at any time, an amount equal to the sum of all Aggregate Capital and all Third-Party Servicer Costs and other unpaid Obligations (whether due or accrued) at such time.

     "AGREEMENT" means this Loan Funding Agreement, as it may be amended or modified and in effect from time to time.

     "AMORTIZATION DATE" means the earliest to occur of (i) the Business Day immediately prior to the occurrence of an Amortization Event set forth in
SECTION 9.1(d), (ii) the Business Day specified in a written notice from the Agent following the occurrence of any other Amortization Event, and (iii) the date which is thirty (30) Business Days after the Agent's receipt of written notice from the Borrower that it wishes to terminate the facility evidenced by this Agreement.

     "AMORTIZATION EVENT" has the meaning specified in ARTICLE IX.


                                    Exh. I-2

     "ASSIGNMENT AGREEMENT" has the meaning set forth in SECTION 12.1(b).

     "AUTHORIZED OFFICER" shall mean, with respect to any Borrower Party, its respective controller or chief financial officer, treasurer, assistant treasurer, president or secretary who is authorized to sign on behalf of the respective Borrower Party.

     "BANK ONE CHICAGO" means Bank One, NA (Main Office Chicago) in its individual capacity and its successors.

     "BASE RATE" means a rate per annum equal to the corporate base rate, prime rate or base rate of interest announced from time to time by the Reference Bank or its parent, changing when and as said base rate changes.

     "BORROWER" has the meaning set forth in the preamble to this Agreement. "Borrower Parties" has the meaning set forth in the preamble of this Agreement. "Borrower Percentage" means, at any time, (i) one minus (ii) the Lender Percentage.

     "BROKEN FUNDING COSTS" means for any Loan which (i) has its Capital reduced, without compliance by the Borrower with the notice requirements hereunder or (ii) does not become subject to an Aggregate Repayment following the delivery of any Repayment Notice or (iii) is assigned under ARTICLE XIII or terminated prior to the date on which it was originally scheduled to end, an amount equal to the excess, if any, of (A) the CP Costs or Yield (as applicable) that would have accrued during the remainder of the Tranche Periods or the tranche periods for Commercial Paper determined by the Agent to relate to such Loan (as applicable) subsequent to the date of such repayment, assignment or termination (or in respect of clause (ii) above, the date such Aggregate Repayment was designated to occur pursuant to the Repayment Notice) of the Capital of such Loan if such repayment, assignment or termination had not occurred or such Repayment Notice had not been delivered, over (B) the sum of
(x) to the extent all or a portion of such Capital is allocated to another Loan, the amount of CP Costs or Yield actually accrued during the remainder of such period on such Capital for the new Loan, and (y) to the extent such Capital is not allocated to another Loan, the income, if any, actually received during the remainder of such period by the holder of such Loan from investing the portion of such Capital not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Lender or Lenders agree to pay to the Borrower the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

     "BUSINESS DAY" means any day on which banks are not authorized or required to close in New York, New York or Chicago, Illinois and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with


                                    Exh. I-3
respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

     "CAPITAL" with respect to a Lender means, at any time, (A) the Original Principal Amount of all Loans made or purchased by such Lender, minus (B) the sum of the aggregate amount of Collections and other payments received by the Agent which in each case are applied to repay such Original Principal Amount in accordance with the terms and conditions of this Agreement; PROVIDED, that such Capital shall be restored (in accordance with SECTION 2.5) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.

     "CHANGE OF CONTROL" means an event described in clause (i), (ii), (iii) or
(iv) below shall have occurred: (i) during any period of twelve (12) consecutive months, individuals who at the beginning of such period constituted the board of directors of Reynolds and Reynolds (together with any new directors whose election by such board or whose nomination for election by the shareholders of Reynolds and Reynolds was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) and who were entitled to vote on such matters, cease for any reason to constitute a majority of the board of directors of Reynolds and Reynolds then in office, (ii) any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) shall obtain ownership or control in one or more series of transactions of more than 35% of the common stock or 35% of t he voting power of Reynolds and Reynolds entitled to vote in the election of members of the board of directors of Reynolds and Reynolds, (iii) there shall have occurred under any indenture or other instrument evidencing any Indebtedness in excess of $10,000,000 any "change in control" (as defined in such indenture or other evidence of Indebtedness) obligation of Reynolds and Reynolds to repurchase, redeem or repay all or any part of the Indebtedness provided for therein or (iv) Reynolds and Reynolds fails to own 100% of RCC.

     "CHANGE OF OWNERSHIP" means, with respect to the Borrower, that RCC ceases to own, free and clear of all Adverse Claims, all of the outstanding membership interests of the Borrower.

     "CLOSING DATE" means January 24, 2002.

     "COLLATERAL" has the meaning it is given in SECTION 14.1.

     "COLLECTION ACCOUNT" shall have the meaning specified in SECTION 8.2(g).

     "COLLECTION ACCOUNT AGREEMENT" means an agreement substantially in the form of EXHIBIT VI or other form for which the Agent has given its consent, among the Originator, the Borrower, the Agent and a Collection Account Bank.


                                    Exh. I-4

     "COLLECTION ACCOUNT BANK" means the bank holding the Collection Account.

     "COLLECTION NOTICE" means a notice, substantially in the form of Annex A to
EXHIBIT VI, from the Agent to the Collection Account Bank.

     "COLLECTIONS" means, with respect to any Receivable, all cash collections and other cash proceeds (including the purchase price paid in immediately available funds of any Repurchased Receivable which has been received by the Borrower) in respect of such Receivable, including all yield, Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

     "COMMERCIAL PAPER" means promissory notes of the Conduit issued by the Conduit in the commercial paper market.

     "COMMITMENT" means, for each Financial Institution, the commitment of such Financial Institution to (i) make Loans to the Borrower and (ii) purchase Loans from the Conduit in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Financial Institution's name on SCHEDULE A to this Agreement, as such amount may be modified in accordance with the terms hereof (including, without limitation, any termination of Commitments pursuant to SECTION 13.6 hereof) and (ii) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

     "COMMITMENT AVAILABILITY" means at any time the positive difference (if any) between (a) an amount equal to the aggregate amount of the Commitments MINUS an amount equal to 2% of such aggregate Commitments at such time MINUS (b) the Aggregate Capital at such time.

     "CONCENTRATION LIMIT" means, with respect to any Obligor and as of any date of determination, an amount equal to 2% of the aggregate Outstanding Balance of all Eligible Receivables at such time.

     "CONDUIT" has the meaning set forth in the preamble to this Agreement.

     "CONDUIT RESIDUAL" means the sum of the Conduit Transfer Price Reductions.

     "CONDUIT TRANSFER PRICE" means, with respect to the assignment by Conduit of one or more Loans to the Agent for the benefit of one or more of the Financial Institutions pursuant to SECTION 13.1, the sum of (i) the lesser of
(a) the Capital of each such Loan and (b) the Adjusted Funded Amount of each such Loan and (ii) all accrued and unpaid CP Costs for each such Loan.

     "CONDUIT TRANSFER PRICE DEFICIT" has the meaning set forth in SECTION 13.5.


                                    Exh. I-5

     "CONDUIT TRANSFER PRICE REDUCTION" means in connection with the assignment of a Loan by the Conduit to the Agent for the benefit of the Financial Institutions, the positive difference (if any) between (i) the Capital of such Loan and (ii) the Adjusted Funded Amount for such Loan.

     "CONSOLIDATED" means, when used with reference to financial statements or financial statement items of a Person and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

     "CONSOLIDATED EBIT" means, for any period, as applied to Reynolds and Reynolds and its Consolidated Subsidiaries without duplication, the sum of the amounts for such period of: (a) Consolidated Net Income, PLUS (b) Consolidated Interest Expense and (c) all federal, state, foreign and local income tax expense, all of the foregoing as determined and computed on a Consolidated basis in accordance with GAAP.

     "CONSOLIDATED EBITDA" means, for any period, as applied to Reynolds and Reynolds and its Consolidated Subsidiaries without duplication, the sum of the amounts for such period of (a) Consolidated Net Income, PLUS (b) Consolidated Interest Expense, (c) all Federal, state, foreign and local income tax expense and (d) depreciation and amortization expense, all of the foregoing determined and computed on a Consolidated basis in accordance with GAAP.

     "CONSOLIDATED FUNDED DEBT" means, as of any date, all Debt of Reynolds and Reynolds and its Consolidated Subsidiaries for borrowed money, including without limitation, all Debt referred to in clauses (a), (b), (f), (g), (h) and (l) of the definition of "Debt" set forth in the Credit Agreement.

     "CONSOLIDATED INTEREST COVERAGE RATIO" means, as of the last day of any fiscal quarter, the ratio of (a) Consolidated EBIT to (b) Consolidated Interest Expense, in each case for the period of four (4) consecutive fiscal quarters ending as of such day.

     "CONSOLIDATED INTEREST EXPENSE" means, for any period, as applied to Reynolds and Reynolds and its Consolidated Subsidiaries, all interest expense (whether paid or accrued) and capitalized interest (including, without duplication, interest expense of RCC), including without limitation (a) the amortization of debt discount and premium, (b) the interest component under Capital Leases (as defined in the Credit Agreement) and (c) the implied interest component, discount or other similar fees or charges in connection with any asset securitization program, in each case as determined and computed on a Consolidated basis in accordance with GAAP.

     "CONSOLIDATED LEVERAGE RATIO" means, as of the last day of any fiscal quarter, the ratio of (a) Consolidated Funded Debt on such day to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending as of such day.


                                    Exh. I-6

     "CONSOLIDATED NET INCOME" means, for any period, the net income, after taxes, of Reynolds and Reynolds and its Consolidated Subsidiaries for such period as determined and computed on a Consolidated basis in accordance with GAAP.

     "CONSOLIDATED SUBSIDIARY" means, at any date, any Subsidiary or other entity the accounts of which, in accordance with GAAP, are Consolidated with those of Reynolds and Reynolds in its Consolidated financial statement as of such date.

     "CONTINGENT OBLIGATION" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

     "CONTRACT" means, with respect to any Receivable, any and all leases, instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

     "CP COSTS" means for each day, the sum of (i) discount or yield accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of Broken Funding Costs related to the prepayment of any Loan of the Conduit pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if Seller shall request any S ubsequent Loan during any period of time determined by the Agent in its sole discretion to result in incrementally higher CP Costs applicable to such Subsequent Loan, the Capital associated with any such Subsequent Loan shall, during such period, be deemed to be funded by the Conduit in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such additional CP Costs applicable only to such special pool and charged each day during such period against such Capital.

     "CREDIT AGREEMENT" means the Credit Agreement dated as of August 7, 2001 among Reynolds and Reynolds, RCC, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, as the same may be amended, restated or otherwise modified from time to time.


                                    Exh. I-7

     "CREDIT AND COLLECTION POLICY" means the Borrower's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in EXHIBIT VIII hereto, as modified from time to time in accordance with this Agreement.

     "DEALER FEE" shall have the meaning given to such term in the Fee Letter.

     "DEBT" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses
(i) through (iv) above, including warranty and indemnification agreements.

     "DEEMED COLLECTIONS" means the aggregate of all amounts the Borrower shall have been deemed to have received as a Collection of a Receivable pursuant to
SECTION 2.8, without respect to the proviso thereto.

     "DEFAULT FEE" means with respect to any amount due and payable by the Borrower in respect of any Aggregate Unpaids, other than Capital, an amount equal to the greater of (i) $1000 and (ii) interest on any such unpaid Aggregate Unpaids, other than Capital, at a rate per annum equal to 2% above the Base Rate.

     "DEFAULTED RECEIVABLE" means a Receivable (i) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in SECTION 9.1(d) (as if references to Borrower Party therein refer to such Obligor); (ii) as to which the Obligor thereof, if a natural person, is deceased, (iii) which, consistent with the Credit and Collection Policy, would be written off Borrower's books as uncollectible or (iv) which has been identified by the Borrower as uncollectible.

     "DEFAULTING FINANCIAL INSTITUTION" has the meaning set forth in SECTION
13.5.

     "DELINQUENCY RATIO" means, as of the last day of any Reporting Period, a percentage equal to the (i) aggregate Outstanding Balance of all Delinquent Receivables divided by (ii) the aggregate Outstanding Balance of all Receivables (other than Defaulted Receivables) as of the last day of such Reporting Period.

     "DELINQUENT RECEIVABLE" means a Receivable as to which any payment, or part thereof, remains unpaid for at least 60 days from the original due date (other than any Defaulted Receivable).

     "DEPOSITORY ACCOUNT" means RCC's demand deposit account no. 0459-041 at Provident Bank in Dayton, Ohio.


                                    Exh. I-8

     "DILUTIONS" means, at any time, the aggregate amount of reductions or cancellations (excluding reductions or cancellations in respect of Upgraded Receivables) described in the definition of "Deemed Collections".

     "DISCOUNTED LEASE BALANCE" means, at any time, the aggregate of the discounted present values of the remaining scheduled payments which will become due on each Net Receivable, which present value shall be established, for each Net Receivable, by discounting on a monthly basis such remaining payments using the monthly equivalent of the Receivables Discount Rate applicable to each such Net Receivable as the discount rate, excluding from such payments any amounts that the Person receiving such payments is required to pay under any sales or other similar surcharge tax imposed by any state, municipality or other taxing authority (other than taxes imposed and calculated upon the income of such receiving Person).

     "DISCOUNT RATE" means the LIBO Rate or the Base Rate, as applicable.

     "EARLY BUYOUT AMOUNT" means, for an Early Buyout Receivable, the amount of the Outstanding Balance of such Early Buyout Receivable.

     "EARLY BUYOUT RECEIVABLE" means a Receivable as to which the Obligor thereof has remitted full payment of the Outstanding Balance of such Receivable and, in connection therewith, the related Contract has been terminated prior to its scheduled termination date.

     ELIGIBLE RECEIVABLE" means, at any time, a Receivable:

               (i) for which the Obligor (a) if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; (b) is not an Affiliate of any of the parties hereto; (c) if a natural person, is a resident of the United States; and (d) is not a government or a governmental subdivision or agency,

               (ii) which is denominated and payable only in United States dollars in the United States,

               (iii) the Obligor of which is not the Obligor of any Defaulted Receivable,

               (iv) which is not a Defaulted Receivable,

               (v) which is not a Delinquent Receivable,


                                    Exh. I-9

               (vi) which has an original term which does not exceed sixty (60) months,

               (vii) which has not been modified, amended or extended and has not had any requirements thereof waived except in accordance with the Credit and Collection Policy,

               (viii) which is "chattel paper" within the meaning of the UCC of all applicable jurisdictions,

               (ix) which arises under a Contract which (A) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of the Originator or any of its assignees under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Lender to exercise its rights under this Agreement, including, without limitation, its right to review the Contract,

               (x) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

               (xi) which satisfies all applicable requirements of the Credit and Collection Policy,

               (xii) which was generated in the ordinary course of the Originator's business,

               (xiii) which arises under a Contract in substantially the form of one of the forms comprising Exhibit IX hereto or otherwise approved by the Agent in writing,

               (xiv) which, together with the related Contract, (a) is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor to pay the full face amount thereof, enforceable against such Obligor in accordance with its terms, and (b) is a "hell or high water" obligation which specifically provides that the lessee is obligated to pay all sales and property taxes and to perform all maintenance, except in each case as such enforcement may be limited


                                   Exh. I-10
          by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or law);

               (xv) which arises solely from the lease of equipment and related software and intellectual property rights and/or the provision of services by the Originator or an Affiliate of the Originator, and not by any other Person (in whole or in part) and which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the lease of equipment or the provision of services by the Originator,

               (xvi) which is not owned by or pledged to any other Person,

               (xvii) as to which the Agent has not notified the Borrower that the Agent has determined that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including because such Receivable arises under a Contract that is not acceptable to the Agent,

               (xviii) which is not subject to any right of rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the Originator or any other Adverse Claim,

               (xix) as to which the Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor, and

               (xx) all right, title and interest to and in which has been validly transferred by the Originator directly to the Borrower under and in accordance with the Receivables Sale Agreement, and the Borrower has good and marketable title thereto free and clear of any Adverse Claim except as created pursuant to the Transaction Documents.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "EXCESS CONCENTRATION AMOUNT" means, at any time the aggregate amount of all Excess Concentration Balances on such date.


                                   Exh. I-11

     "EXCESS CONCENTRATION BALANCES" means, at any time the aggregate, with respect to any Obligor, of the amounts, if any, by which the aggregate Outstanding Balance of the Eligible Receivables of such Obligor and its Affiliates (other than Eligible Receivables previously designated as Excess Concentration Receivables) exceeds the Concentration Limit (or, if applicable, a Special Concentration Limit) for such Obligor.

     "EXCESS CONCENTRATION RECEIVABLE" means, at any time, a Receivable designated as such in accordance with SECTION 8.2(h).

     "EXCESS FIXED RATE" means, on any day, the excess, if any, of the Fixed Swap Rate over the Floating Swap Rate. Such excess shall be expressed as a percentage. If no excess exists, there shall be no Excess Fixed Rate.

     "EXCESS RECEIVABLES" means, at any time, all performing Net Receivables other than Required Receivables.

     "EXEMPTED CONTRACTS" means Contracts, each of which are dated on or prior to September 30, 2000, with Outstanding Balances, in the aggregate, as of the Closing Date, less than or equal to $30,000,000.

     "FACILITY FEE" shall have the meaning given such term in the Fee Letter.

     "FACILITY TERMINATION DATE" means the earliest of (i) January 23, 2006,
(ii) the Liquidity Termination Date, and (iii) the Amortization Date.

     "FAST PAY NOTIONAL AMOUNT" means, on any day, the amount by which the Aggregate Notional Amount exceeds the Discounted Lease Balance, in each case on such day. If no such excess exists, there shall be no Fast Pay Notional Amount.

     "FEDERAL BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as amended and any successor statute thereto.

     "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.


                                    Exh. I-12

     "FEE LETTER" means that certain letter agreement dated as of the date hereof among the Borrower, the Originator, the Conduit and the Agent, as it may be amended or modified and in effect from time to time.

     "FINAL PAYOUT DATE" means the date following the Facility Termination Date on which the Obligations have been paid in full.

     "FINANCE CHARGES" means, with respect to a Contract, any finance charges, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract or any service fees related to such Contract.

     "FINANCIAL INSTITUTIONS" has the meaning set forth in the preamble in this Agreement.

     "FIXED SWAP RATE" means, for any day during an Accrual Period, the fixed rate payable under each Interest Rate Swap (without taking into account any netting provisions thereunder) as provided in SECTION 7.3(c).

     "FLOATING SWAP RATE" has the meaning it is given in SECTION 7.3(c).

     "FUNDING AGREEMENT" means this Agreement and any agreement or instrument executed by any Funding Source with or for the benefit of the Conduit.

     "FUNDING SOURCE" means (i) any Financial Institution or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to the Conduit.

     "GAAP" means generally accepted accounting principles in effect in the United States of America as of the date of this Agreement.

     "GROSS LOSS TO LIQUIDATION RATIO" means, as of the last day of any Reporting Period, a percentage equal to (i) the Outstanding Balance of all Receivables which became Defaulted Receivables or Upgraded Receivables during such Reporting Period divided by (ii) the sum of (a) the aggregate amount of Collections on all Receivables (other than Defaulted Receivables or Upgraded Receivables) during such Reporting Period, (b) the aggregate amount of Deemed Collections during such Reporting Period and (c) the Outstanding Balance of all Receivables which became Defaulted Receivables during such Reporting Period.

     "INDEBTEDNESS" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now


                                   Exh. I-13
or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swaps, exchange or cap agreements, (vii) Contingent Obligations and (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

     "INDEMNIFIED AMOUNTS" has the meaning it is given in SECTION 10.1.

     "INDEPENDENT DIRECTOR" has the meaning it is given in the Operating Agreement of the Borrower.

     "INELIGIBLE RECEIVABLE" means a Receivable that is not an Eligible Receivable.

     "INTEREST EXPENSE" means interest determined in accordance with GAAP.

     "INTEREST RATE SWAPS" have the meaning given in SECTION 7.3.

     "LENDER" means the Conduit or a Financial Institution, as applicable.

     "LENDER PERCENTAGE" means, at any time, an undivided percentage interest (computed as set forth below) in the Collateral associated with the Aggregate Capital. Such undivided percentage interest shall equal:

                                AC
                               ------
                               DLB LR

          where:

          AC   =  the Aggregate Capital on the date the Lender Percentage is calculated.

          LR   =  the Loss Reserve as set forth on the most recent Monthly
                  Report.

          DLB = the Discounted Lease Balance on the date the Lender Percentage is calculated.

     Until the Amortization Date, the Lender Percentage shall be automatically recomputed (or deemed to be recomputed) on each day. On and after the Amortization Date, the Lender Percentage shall be the greater of (i) the Lender Percentage recomputed on such day or (ii) the variable percentage represented by the Lender Percentage as computed (or deemed recomputed) as of the close of the business day immediately preceding the Amortization Date.


                                   Exh. I-14

     "LIBO RATE" means the rate per annum equal to the sum of (i) (a) the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period, and having a maturity equal to such Tranche Period; PROVIDED, that, (x) if Reuters Screen FRBD is not available to the Agent for any reason, the applicable LIBO Rate for the relevant Tranche Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, and having a maturity equal to such Tranche Period, and (y) if no such British Bankers' Association Interest Settlement Rate is available to the Agent, the applicable LIBO Rate for the relevant Tranche Period shall instead be the rate det ermined by the Agent to be the rate at which Bank One Chicago offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, in the approximate amount to be funded at the LIBO Rate and having a maturity equal to such Tranche Period, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) 1.0% per annum. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

     "LIEN" or "LIENS" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), any filing or agreement to file a financing statement as debtor under the UCC or any similar statute (other than to reflect ownership by a third party of property leased to the Originator under a lease which is not in the nature of a conditional sale or title retention agreement), or any subordination arrangement in favor of another Person.

     "LIQUIDITY TERMINATION DATE" means January 23, 2003.

     "LOAN" means a loan by Lender to the Borrower pursuant to SECTION 1.1 of this Agreement as such Loan may be divided or combined pursuant to ARTICLE XII of this Agreement.

     "LOAN DATE" means the date specified as such in the applicable Loan
Request.

     "LOAN LIMIT" means $100,000,000.

     "LOAN REQUEST" has the meaning set forth in SECTION 1.2.

     "LOCK-BOX" means any locked postal box with respect to which a bank has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on EXHIBIT III of the Receivables Sale Agreement.


                                   Exh. I-15

     "LOCK-BOX RECEIPTS" means any funds remitted to a Lock-Box.

     "LOSS PERCENTAGE" means, at any time, the greater of (i) product of (A) 3 and (B) the Six-Month Average Gross Loss to Liquidation Ratio and (ii) 15.0%.

     "LOSS RESERVE" means, on any date, an amount equal to the Loss Percentage multiplied by the Discounted Lease Balance as of the close of business of the Servicer on such date.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the financial condition or operations of any Borrower Party and its Subsidiaries taken as a whole, (ii) the ability of any Borrower Party to perform its obligations under this Agreement or the Provider to perform its obligations under the Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Lender's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security, Collections with respect thereto or other Collateral, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

     "MINIMUM DISCOUNT RATE" means, for any day as of which the Discounted Lease Balance is to be determined, the sum of: (i) the weighted average of the Fixed Swap Rates under the Interest Rate Swaps, (ii) the Servicing Fee Rate and (iii) the percentage equivalent of the sum of the fees set forth in the Fee Letter.

     "MONTHLY REPORT" means a report, in substantially the form of EXHIBIT X-A hereto (appropriately completed), furnished by the Servicer to the Agent pursuant to SECTION 8.5.

     "MONTHLY REPORT DATE" has the meaning it is given in SECTION 8.5.

     "MOODY'S" means Moody's Investors Service, Inc.

     "NET RECEIVABLES" means, at any time, all Eligible Receivables at such time reduced by all Excess Concentration Receivables.

     "NET WORTH" means net worth of a Person determined from time to time in accordance with GAAP.

     "NET WORTH RATIO" means with respect to RCC, on a Consolidated basis, determined in accordance with GAAP, the ratio of Debt of RCC and its Subsidiaries (excluding Subordinated Debt) to the sum of the Net Worth of RCC and the amount of Subordinated Debt.

     "NOTIONAL AMOUNT" means, for any interest rate swap agreement, the current notional amount as set forth on the applicable schedule of notional amounts.


                                   Exh. I-16

     "NOTIONAL AMOUNT RESET DATE" means January 31, 2003 and each January 31 thereafter, and if such day is not a Business Day, the prior Business Day or such other day on which the Borrower enters into an Interest Rate Swap or reduces the Notional Amount of an Interest Rate Swap in accordance with SECTION
2.6 hereof.

     "NOTIONAL SHORTFALL AMOUNT" shall have the meaning set forth in SECTION
2.6.

     "OBLIGATIONS" shall have the meaning set forth in SECTION 2.1.

     "OBLIGOR" means a Person obligated to make payments pursuant to a Contract.

     "ORIGINAL PRINCIPAL AMOUNT" means, with respect to any Loan, the amount loaned to the Borrower which shall not exceed the least of (i) the amount requested by the Borrower in the applicable Loan Request, (ii) the unused portion of the Loan Limit on the applicable Loan Date and (iii) the excess, if any, of the Discounted Lease Balance (less the Loss Reserve) on the applicable Loan Date over the Aggregate Capital determined as of the date of the most recent Monthly Report, adjusted on a pro forma basis to give effect to any proposed Loan.

     "ORIGINATOR" means RCC in its capacity as the Originator under the Receivables Sale Agreement.

     "OUTSTANDING BALANCE" of any Receivable at any time means the arithmetic sum of all remaining payments (excluding any Finance Charges) which will become due on such Receivable.

     "PERFORMANCE UNDERTAKING" means the Performance Undertaking dated as of the date hereof by the Provider, in favor of the Borrower, substantially in the form of EXHIBIT XI, as the same may be amended, restated or otherwise modified from time to time.

     "PERSON" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "POOLED COMMERCIAL PAPER" means Commercial Paper notes of the Conduit subject to any particular pooling arrangement by the Conduit, but excluding Commercial Paper issued by the Conduit for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by the Conduit.

     "POTENTIAL AMORTIZATION EVENT" means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.


                                   Exh. I-17

     "PRINCIPAL LEASE DOCUMENTS" means, with respect to any Receivable, each original executed lease agreement (including any master lease agreement and any original executed supplement or amendment thereto) pursuant to which such Receivable arises or which evidence such Receivable.

     "PROGRAM FEE" shall have the meaning given to such term in the Fee Letter. "Proposed Repayment Date" has the meaning set forth in Section 1.3.

     "PROPOSED REPURCHASE DATE" has the meaning set forth in SECTION 2.7.

     "PRO RATA SHARE" means, for each Financial Institution, a percentage equal to (i) the Commitment of such Financial Institution divided by (ii) the aggregate amount of all Commitments of all Financial Institutions hereunder, adjusted as necessary to give effect to the application of the terms of SECTIONS
13.1 or 13.5.

     "PROVIDER" means Reynolds and Reynolds.

     "RCC" has the meaning set forth in the Preamble to this Agreement.

     "RECEIVABLE" means any now existing or hereafter arising indebtedness and other obligations owed to the Originator and accounted for in Branch 4000 of the Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement or otherwise) whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the provision of financing by the Originator to a lessee of equipment, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto; PROVIDED HOWEVER that Repurchased Receivables shall not be "Receivables" on and after the date of repurchase. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; PROVIDED FURTHER, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor, the Originator or the Borrower treats such indebtedness, rights or obligations as a separate payment obligation.

     "RECEIVABLES DELINQUENCY RATIO" means, at any time, a percentage equal to
(i) the Outstanding Balance of all Delinquent Receivables divided by (ii) the aggregate Outstanding Balance of all Receivables other than Charged-Off Receivables.

     "RECEIVABLES DISCOUNT RATE" means, for any day as of which the Discounted Lease Balance is to be determined and for any Receivable, the nominal annual rate which is the equivalent to the monthly periodic rate that discounts the remaining scheduled payments which will become due on such Receivable


                                   Exh. I-18
equal to the book value of such Receivable; PROVIDED, HOWEVER, that if the weighted average Receivables Discount Rate of Net Receivables is less than the Minimum Discount Rate, the Receivables Discount Rate for all Net Receivables shall be the Minimum Discount Rate.

     "RECEIVABLES SALE AGREEMENT" means the Receivables Sale Agreement, dated as of the date hereof, between the Originator and the Borrower.

     "RECEIVING ACCOUNT" means each of (i) the Collection Account and (ii) the Depository Account.

     "RECEIVING BANK" means, at any time, any of the banks holding one or more Receiving Accounts.

     "RECORDS" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

     "REDUCTION PERCENTAGE" means, for any Loan acquired by the Financial Institutions from the Conduit for less than the Capital of such Loan, a percentage equal to a fraction the numerator of which is the Conduit Transfer Price Reduction for such Loan and the denominator of which is the Capital of such Loan.

     "REFERENCE BANK" means Bank One Chicago or such other bank as the Agent shall designate with the consent of the Borrower.

     "RELATED EQUIPMENT" means, with respect to any Receivable (i) goods or equipment which are leased to an Obligor under a Contract that gave rise to such Receivable and (ii) all financing statements or other filings with respect thereto.

     "RELATED SECURITY" means, with respect to any Receivable:

               (i) all of the Borrower's interest in the Related Equipment or other inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by the Borrower or the Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

               (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,


                                   Exh. I-19

               (iii) all guaranties, letters of credit, insurance, security deposits and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

               (iv) all service contracts and other contracts and agreements associated with such Receivable (other than service, support and maintenance agreements between the Obligor and Reynolds and Reynolds),

               (v) all Principal Lease Documents and Records related to such Receivable,

               (vi) all of the Borrower's right, title and interest in and to the Collection Account,

               (vii) all of the Borrower's right, title and interest in, to and under the Receivables Sale Agreement in respect of such Receivable and all of Borrower's right, title and interest in, to and under the Performance Undertaking, and each other Transaction Document executed in favor of or otherwise for the benefit of the Borrower, and

               (viii) all proceeds of any of the foregoing.

     "REPAYMENT NOTICE" has the meaning set forth in SECTION 1.3.

     "REPORTING PERIOD" means each calendar month, provided the initial Reporting Period hereunder means the period from (and including) the date of the initial Loan hereunder to (and including) the last day of the calendar month in which such initial purchase occurs.

     "REPURCHASE" means any repurchase of Excess Receivables by RCC in accordance with SECTION 2.7.

     "REPURCHASED RECEIVABLE" means any receivable repurchased by RCC in accordance with SECTION 2.7; PROVIDED, that Upgraded Receivables and Early Buyout Receivables shall not be Repurchased Receivables.

     "REPURCHASED NOTICE has the meaning set forth in SECTION 2.7.


                                   Exh. I-20

     "REQUIRED FINANCIAL INSTITUTIONS" means, at any time, Financial Institutions with Commitments in excess of 66-2/3% of the Loan Limit.

     "REQUIRED RECEIVABLES" means, at any time, Eligible Receivables with a discounted present value of the remaining scheduled payments which will become due on such Eligible Receivables greater than or equal to $170,000,000. The discounted present value of an Eligible Receivable shall be established by discounting on a monthly basis the remaining payments using the monthly equivalent of the Receivables Discount Rate as the discount rate, excluding from such payments any amounts that the Person receiving such payments is required to pay under any sales or other similar surcharge tax imposed by any state, municipality or other taxing authority (other than taxes imposed and calculated upon the income of such receiving Person).

     "REYNOLDS AND REYNOLDS" means The Reynolds and Reynolds Company, an Ohio corporation.

     "S&P" means Standard and Poor's Ratings Services.

     "SECURED PARTIES" means the Agent, the Indemnified Parties and each of the Lenders.

     "SERVICER" means, at any time, the Person (which may be the Agent) then authorized pursuant to ARTICLE VIII to service, administer and collect Receivables.

     "SERVICING FEE RATE" means 1.0% per annum.

     "SETTLEMENT DATE" means (A) with respect to an Accrual Period, the second Business Day following the Monthly Report Date which occurs in the calendar month following such Accrual Period and (B) the last day of the relevant Tranche Period.

     "SIX-MONTH AVERAGE GROSS LOSS TO LIQUIDATION RATIO" means, as of the last day of any Reporting Period, the average of the Gross Loss to Liquidation Ratios for such Reporting Period and each of the five immediately preceding Reporting Periods.

     "SUBSEQUENT LOAN" means a Loan made after the Closing Date, which Loan increases the total outstanding Aggregate Capital hereunder.

     "SUBSIDIARY" of a Person means (i) any corporation of which more than 50% of the outstanding securities having ordinary voting power shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization of which more than 50% of the ownership interests having ordinary voting power shall at the time be so


                                   Exh. I-21
owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

     "TERMINATING TRANCHE" has the meaning set forth in SECTION 4.3(b).

     "TERMINATION DATE" has the meaning set forth in SECTION 2.2.

     "TERMINATION PERCENTAGE" has the meaning set forth in SECTION 2.2.

     "THREE-MONTH AVERAGE DELINQUENCY RATIO" means, as of the last day of any Reporting Period, the average of the Delinquency Ratios for such Reporting Period and each of the two immediately preceding Reporting Periods.

     "THREE-MONTH AVERAGE GROSS LOSS TO LIQUIDATION RATIO" means, as of the last day of a Reporting Period, the average Gross Loss to Liquidation Ratio for such Reporting Period and each of the two immediately preceding Reporting Periods.

     "TRANCHE PERIOD" means, with respect to any Loan held by a Financial
Institution:

        (a) if Yield for such Loan is calculated on the basis of the LIBO
Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the Agent and the Borrower, commencing on a Business Day selected by the Borrower or the Agent pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or

        (b) if Yield for such Loan is calculated on the basis of the Base Rate, a period commencing on a Business Day selected by Seller and agreed to by the Agent, provided no such period shall exceed one month.

     If any Tranche Period would end on a day which is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, PROVIDED, however, that in the case of Tranche Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche Period for any Loan which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period which commences after the Amortization Date shall be of such duration as selected by the Agent.


                                   Exh. I-22

     "TRANSACTION DOCUMENTS" means, collectively, this Agreement, each Loan Notice, the Receivables Sale Agreement, the Collection Account Agreement, the Performance Undertaking, the Fee Letter, the Subordinated Note (as defined in the Receivables Sale Agreement) and all other instruments, documents and agreements executed and delivered in connection herewith or in connection with the Interest Rate Swaps.

     "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

     "UNCONDITIONAL LIQUIDITY PROVIDER" means a Financial Institution that is identified by the Agent or by Bank One as an entity which will not under any circumstance receive any Conduit Transfer Price Reduction hereunder.

     "UPGRADED RECEIVABLE" means a Receivable as to which either (a) the Obligor thereof has been released from payment and a credit memorandum issued by Reynolds and Reynolds in favor of the Borrower in the amount of the Outstanding Balance of such Receivable or (b) the Outstanding Balance of such Receivable is included in a new Receivable, in either case, as an inducement for the applicable Obligor to enter into a new lease with RCC.

     "YIELD" means for each respective Tranche Period relating to a Loan of the Financial Institutions, an amount equal to the product of the applicable Discount Rate for each Loan multiplied by the Capital of such Loan for each day elapsed during such Tranche Period, annualized on a 360 day basis.

          All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9. As used herein, "including" shall mean "including, without limitation," and shall not be construed to be an exclusive listing.


                                   Exh. I-23

                                   EXHIBIT II

                              FORM OF LOAN REQUEST

                                     [Date]



Bank One, NA (Main Office Chicago), as Agent
1 Bank One Plaza, 21st Floor
Asset-Backed Finance
Chicago, Illinois 60670-0596

Attention: Asset Backed Finance Treasury


                                Re: Loan Request


Ladies and Gentlemen:

     Reference is hereby made to the Loan Funding Agreement, dated as of January 24, 2002, by and among the undersigned, as Borrower, Reyna Capital Corporation, as initial Servicer, Jupiter Securitization Corporation (the "Conduit"), certain Financial Institutions parties thereto and Bank One, NA (Main Office Chicago), as Agent (the "Loan Funding Agreement"). Capitalized terms used herein shall have the meanings assigned to such terms in the Loan Funding Agreement.

     The Borrower hereby requests the following Subsequent Loan:

        Original Principal Amount:      $

        Date of Loan:

        Requested Discount Rate:        [LIBO Rate] [Base Rate]
                                        [Pooled Commercial Paper Rate]

     Please wire-transfer the Original Principal Amount (net of any offsets to which you are entitled) in immediately available funds on the above-specified date of the Loan to:

[Account Name]
[Account No.] [Bank]


                                   Exh. II-1

[Address]
[ABA #]
Reference:
Telephone advice to: [Name] @ tel. No. ( )


Please advise [Name] at telephone no ( ) _________________ if the Conduit will not be making this Loan.

     In connection with the Subsequent Loan to be made on the above listed "Date of Loan" (the "Loan Date"), the Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the Loan Date (before and after giving effect to the proposed Subsequent Loan):

        (i) the representations and warranties of the Borrower set forth in
Section 5.1 of the Loan Funding Agreement are true and correct on and as of the Loan Date as though made on and as of such date;

        (ii) no event has occurred and is continuing, or would result from the proposed Subsequent Loan, that will constitute an Amortization Event or a Potential Amortization Event;

        (iii) the Facility Termination Date has not occurred, the Aggregate Capital does not exceed the Loan Limit, the Lender Percentage does not exceed 100%, the Aggregate Capital does not exceed the Aggregate Notional Amount of the Interest Rate Swaps and there is either no Fast Pay Notional Amount or Excess Fixed Rate;

        (iv) the Servicer has delivered to you on or prior to the date hereof, all Servicer Reports as and when due under Section 8.5 of the Loan Funding Agreement;

        (v) Interest Rate Swaps meeting the requirements of Section 7.3 are in effect; and

        (vi) the amount of Aggregate Capital is $_________ after giving effect to the Subsequent Loan to be made on the Loan Date.

                                        Very truly yours,

                                        REYNA FUNDING, L.L.C.


                                        By:
                                        Name:



                                   Exh. II-2

                                  EXHIBIT III

                  PLACES OF BUSINESS OF THE BORROWER PARTIES;
                             LOCATIONS OF RECORDS;
                   FEDERAL EMPLOYER IDENTIFICATION NUMBER(S)



PLACES OF BUSINESS:

1.      REYNA FUNDING, L.L.C.
        115 South Ludlow Street
        Dayton, Ohio  45202

2.      REYNA CAPITAL CORPORATION
        115 South Ludlow Street
        Dayton, Ohio  45202

LOCATIONS OF RECORDS:

1.      REYNA FUNDING, L.L.C.
        115 South Ludlow Street
        Dayton, Ohio  45202

2.      REYNA CAPITAL CORPORATION
        115 South Ludlow Street
        Dayton, Ohio  45202

FEDERAL EMPLOYER IDENTIFICATION NUMBERS:

1.      REYNA FUNDING, L.L.C.
        36-4485208

2.      REYNA CAPITAL CORPORATION
        31-1014403


                                   Exh. IIl-1

                                   EXHIBIT IV

                            FORM OF REPAYMENT NOTICE

                                     [Date]


Bank One, NA (Main Office Chicago), as Agent
1 Bank One Plaza, 21st Floor
Asset-Backed Finance
Chicago, Illinois 60670-0596

Attention:  Asset Backed Finance Treasury

            Re: REPAYMENT NOTICE

Ladies and Gentlemen:

     The undersigned refers to the Loan Funding Agreement, dated as of January 24, 2002 (the "LOAN FUNDING AGREEMENT," the terms defined therein being used herein as therein defined), among the undersigned, as Borrower, Reyna Capital Corporation, as initial Servicer, Jupiter Securitization Corporation ("JUPITER"), certain Financial Institutions parties thereto and Bank One, NA (Main Office Chicago), as Agent for Jupiter and such Financial Institutions, and hereby gives you notice, irrevocably, pursuant to SECTION 1.3 of the Loan Funding Agreement that the undersigned hereby requests a Proposed Repayment under the Loan Funding Agreement, and in that connection sets forth below the information relating to such Repayment (the "PROPOSED REPAYMENT") as required by
SECTION 1.3 of the Loan Funding Agreement:

     (i) The Business Day of the Proposed Repayment is [ ________ ], which date is at least two (2) Business Days after the date hereof.

     (ii) The amount in respect of the Proposed Repayment is ________________.


                                        Very truly yours,

                                        REYNA FUNDING, L.L.C.


                                        By:
                                           ------------------------------------


                                   Exh. IV-1

                                           Name:
                                           Title:



                                   Exh. IV-2

                                   EXHIBIT V

                         FORM OF COMPLIANCE CERTIFICATE



To:  Bank One, NA (Main Office Chicago), as Agent

     This Compliance Certificate is furnished pursuant to that certain Loan Funding Agreement dated as of January 24, 2002 among Reyna Funding, L.L.C. (the "BORROWER"), Reyna Capital Corporation, as the initial "SERVICER" (the SERVICER together with the Borrower, the "BORROWER PARTIES" and each a "BORROWER PARTY"), the Lenders party thereto including Jupiter Securitization Corporation and Bank One, NA (Main Office Chicago), as Agent for such Lenders (the "AGREEMENT").

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1. I am the duly elected _________________ of Borrower, and the duly elected _______ of Servicer.

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Borrower and of the Servicer during the accounting period covered by the attached financial statements.

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.

     4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower and/or the Servicer, as the case may be, has taken, is taking, or proposes to take with respect to each such condition or event:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                    Exh. V-1

     The foregoing certifications, together with the computations set forth in
SCHEDULE I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ________ day of ______,____.


                                        REYNA FUNDING, L.L.C.


                                        By:
                                        Name:
                                        Title:



                                        REYNA CAPITAL CORPORATION


                                        By:
                                        Name:
                                        Title:




                                    Exh. V-2

                                   EXHIBIT VI

                      FORM OF COLLECTION ACCOUNT AGREEMENT


                                  See attached



                                   Exh. VI-1

                                  EXHIBIT VII

                          FORM OF ASSIGNMENT AGREEMENT



     THIS ASSIGNMENT AGREEMENT (this "Assignment Agreement) is entered into as of the ___ day of ____________, ____, by and between _____________________
("Seller") and __________________ ("Purchaser").


     PRELIMINARY STATEMENTS

        A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(b) of that certain Loan Funding Agreement dated as of January 24, 2002 by and among Reyna Funding, L.L.C. ("RFL"), Reyna Capital Corporation, Jupiter Securitization Corporation, Bank One, NA (Main Office Chicago) as Agent, and the Financial Institutions party thereto (as amended, modified or restated from time to time, the "LOAN AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Loan Agreement.

     B. The Seller is a Financial Institution party to the Loan Agreement, and the Purchaser wishes to become a Financial Institution thereunder; and

     C. The Seller is selling and assigning to the Purchaser an undivided ______% (the "TRANSFERRED PERCENTAGE") interest in all of Seller's rights and obligations under the Loan Agreement and the Transaction Documents, including the Seller's Commitment and (if applicable) the Capital of the Seller's Loans as set forth herein;

     The parties hereto hereby agree as follows:

     1. This sale, transfer and assignment effected by this Assignment Agreement shall become effective (the "EFFECTIVE DATE") two (2) Business Days (or such other date selected by the Agent in its sole discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement ("EFFECTIVE NOTICE") is delivered by the Agent to the Conduit, the Seller and the Purchaser. From and after the Effective Date, the Purchaser shall be a Financial Institution party to the Loan Agreement for all purposes thereof as if the Purchaser were an original party thereto and the Purchaser agrees to be bound by all of the terms and provisions contained therein.

     2. If the Seller has no outstanding Capital under the Loan Agreement, on the Effective Date, Seller shall be deemed to have hereby transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the Seller, the Transferred Percentage of the


                                   Exh. VII-1

Seller's Commitment and all rights and obligations associated therewith under the terms of the Purchase Agreement, including the Transferred Percentage of the Seller's future funding obligations under SECTION 4.1 of the Loan Agreement.

     3. If the Seller has any outstanding Capital under the Loan Agreement, at or before 12:00 noon, local time of the Seller, on the Effective Date the Purchaser shall pay to the Seller, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of the Seller's Loans (such amount being hereinafter referred to as the "PURCHASER'S CAPITAL"); (ii) all accrued but unpaid (whether or not then due) Yield attributable to the Purchaser's Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of the Purchaser's Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the "Purchaser's Acquisition Cost"); whereupon, the Seller shall be deemed to have sold, transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, rece ived and assumed from the Seller, the Transferred Percentage of the Seller's Commitment and the Capital of the Seller's Loans (if applicable) and all related rights and obligations under the Loan Agreement and the Transaction Documents, including the Transferred Percentage of the Seller's future funding obligations under Section 4.1 of the Loan Agreement.

     4. Concurrently with the execution and delivery hereof, the Seller will provide to the Purchaser copies of all documents requested by the Purchaser which were delivered to such Seller pursuant to the Loan Agreement.

     5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

     6. By executing and delivering this Assignment Agreement, the Seller and the Purchaser confirm to and agree with each other, the Agent and the Financial Institutions as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, the Seller makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Loan Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Purchaser, the Loan Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) the Seller makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, any Obligor, RCC, any RCC Affiliate or the performance or obser vance by the Seller, any Obligor, RCC, any RCC Affiliate of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection


                                   Exh. VII-2
therewith; (c) the Purchaser confirms that it has received a copy of the Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) the Purchaser will, independently and without reliance upon the Agent, the Conduit, the Seller or any other Financial Institution or Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement and the Transaction Documents; (e) the Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) the Purchaser appoints and authorizes the Agent to take such act ion as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (g) the Purchaser agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Loan Agreement and the Transaction Documents, are required to be performed by it as a Financial Institution or, when applicable, as a Purchaser.

     7. Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provisions of the Loan Agreement, including Sections 4.1, 13.1 and 15.6 thereof.

     8. Schedule I hereto sets forth the revised Commitment of the Seller and the Commitment of the Purchaser, as well as administrative information with respect to the Purchaser.

     9. THISASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

     10. The Purchaser hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness for borrowed money of the Conduit, it will not institute against, or join any other Person in instituting against, the Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.


                                   Exh. VII-3

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

                                        [Seller]


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        [Purchaser]


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                   Exh. VII-4

                       SCHEDULE I TO ASSIGNMENT AGREEMENT
                       ----------------------------------


                       LIST OF LENDING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS
                       ----------------------------------


DATE: _______________, ____
-----

TRANSFERRED PERCENTAGE:     ________%
-----------------------

           A-1            A-2            B-1                B-2

SELLER     COMMITMENT     COMMITMENT     OUTSTANDING        RATABLE SHARE
------     EXISTING       REVISED        CAPITAL            OF OUTSTANDING
           --------       -------        (IF ANY) SHARE     CAPITAL
                                         --------------     -------









              A-1            B-1                B-2

PURCHASER     COMMITMENT     OUTSTANDING        RATABLE SHARE
---------     EXISTING       CAPITAL            OF OUTSTANDING
              --------       (IF ANY) SHARE     CAPITAL
                             --------------     -------






ADDRESS FOR NOTICES
-------------------

--------------------------------

--------------------------------
Attention:
Phone:


                                   Exh. VII-5

Fax:






                                   Exh. VII-6

                      SCHEDULE II TO ASSIGNMENT AGREEMENT
                      -----------------------------------

                                EFFECTIVE NOTICE


TO: ________________________, Seller
    ________________________
    ________________________
    ________________________


TO: ________________________, Purchaser
    ________________________
    ________________________
    ________________________


     The undersigned, as Agent under the Loan Agreement dated as of January 24, 2002 by and among Reyna Capital Corporation, Reyna Funding, L.L.C., Jupiter Securitization Corporation, Bank One, NA (Main Office Chicago) as Agent, and the Financial Institutions made a party thereto from time to time, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of ___________, ____ between __________________, as Seller, and __________________, as Purchaser. Terms defined in such Assignment Agreement are used herein as therein defined.

     1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be ______________, ____.

     2. The Conduit hereby consents to the Assignment Agreement as required by
Section 12.1(b) of the Loan Agreement.

     3. Pursuant to such Assignment Agreement, the Purchaser is required to pay $____________ to the Seller at or before 12:00 noon (local time of the Seller) on the Effective Date in immediately available funds.


                                        Very truly yours,

                                        BANK ONE, NA (MAIN OFFICE CHICAGO),
                                        individually and as Agent


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------


                                        JUPITER SECURITIZATION CORPORATION


                                        By:
                                           ------------------------------------
                                                Authorized Signatory



                                   Exh. VII-7

                                  EXHIBIT VIII

                          CREDIT AND COLLECTION POLICY

                                  See Attached







                                  Exh. VIII-1

                                   EXHIBIT IX

                              FORM OF CONTRACT(S)

                                  See Attached






                                    Exh.IX-1

                                   EXHIBIT X

                             FORM OF MONTHLY REPORT

                                  See Attached





                                    Exh.X-2

                                   EXHIBIT XI

                        FORM OF PERFORMANCE UNDERTAKING







                                    Exh.XI-1

                                  EXHIBIT XII

                           FORM OF REPURCHASE NOTICE

                                     [Date]



Bank One, NA (Main Office Chicago), as Agent
1 Bank One Plaza, 21st Floor
Asset-Backed Finance
Chicago, Illinois 60670-0596

Attention:   Asset Backed Finance Treasury

                        Re:  Repurchase Notice


Ladies and Gentlemen:

     Reference is hereby made to the Loan Funding Agreement, dated as of January 24, 2002, by and among the undersigned, as Borrower, Reyna Capital Corporation, as initial Servicer, Jupiter Securitization Corporation (the "Conduit"), certain Financial Institutions parties thereto and Bank One, NA (Main Office Chicago), as Agent (the "LOAN FUNDING AGREEMENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Loan Funding Agreement.

     The Agent is hereby notified of the following Repurchase:

Outstanding Balance of Receivables to be Repurchased:     $

Purchase Price:                                           $

Date of Repurchase:

     In connection with the Repurchase to be made on the above listed "Date of Repurchase" (the "REPURCHASE DATE"), the Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the Repurchase Date (before and after giving effect to the proposed Repurchase):

             (i) the representations and warranties of the Borrower set forth in Section 5.1 of the Loan Funding Agreement are true and correct on and as of the Repurchase Date as though made on and as of such date;


                                   Exh.XII-1

     (ii) no event has occurred and is continuing, or would result from the proposed Repurchase, that will constitute an Amortization Event or a Potential Amortization Event;

     (iii) the Facility Termination Date has not occurred, the Aggregate Capital does not exceed the Loan Limit, the Lender Percentage does not exceed 100%, the Aggregate Capital does not exceed the Aggregate Notional Amount of the Interest Rate Swaps and there is either no Fast Pay Notional Amount or Excess Fixed Rate;

     (iv) the Servicer has delivered to you on or prior to the date hereof, all Monthly Reports as and when due under Section 8.5 of the Loan Funding Agreement;

     (v) Interest Rate Swaps meeting the requirements of Section 7.3 are in effect; and

     (vi) the Discounted Lease Balance is $_________ and the Lender Percentage is _____ after giving effect to the Repurchase to be made on the Repurchase Date.

                                        Very truly yours,

                                        REYNA FUNDING, L.L.C.


                                        By:
                                        Name:
                                        Title:



                                   Exh.XII-2

                                   SCHEDULE A

                     COMMITMENTS OF FINANCIAL INSTITUTIONS



              FINANCIAL INSTITUTION                           COMMITMENT

        Bank One, NA (Main Office Chicago)                 $102,000,000.00

                                   SCHEDULE B

                     DOCUMENTS TO BE DELIVERED TO THE AGENT
                  ON OR PRIOR TO THE INITIAL PURCHASE OR LOAN


PART I: DOCUMENTS TO BE DELIVERED IN CONNECTION WITH THE RECEIVABLES SALE AGREEMENT

1. Executed copies of the Receivables Sale Agreement, duly executed by the parties thereto.

2. Copy of the Resolutions of the Board of Directors of Originator certified by its Secretary, authorizing Originator's execution, delivery and performance of the Receivables Sale Agreement and the other documents to be delivered by it thereunder.

3. Articles or Certificate of Incorporation of Originator certified by the Secretary of State of the jurisdiction of incorporation of Originator on or after January 9, 2002, together with an Originator's Officer support certificate.

4. Good Standing Certificate for Originator issued by the Secretaries of State of its state of incorporation and each jurisdiction where it has material operations, issued on or after January 8, 2002 (together with a RCC's Officer support certificate) each of which is listed below:

     a.   Ohio
     b.   California
     c.   Florida
     d.   Georgia
     e.   Michigan
     f.   New Jersey
     g.   North Carolina
     h.   Pennsylvania
     i.   Texas (Comptroller Certificate and Certificate of Existence)

5. A certificate of the Secretary of Originator certifying: (i) the names and signatures of the officers authorized on its behalf to execute the Receivables Sale Agreement and any other documents to be delivered by it thereunder and (ii) a copy of Originator's By-Laws.

6. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against Originator from the following jurisdiction:

     a.   Ohio

7. Executed UCC-1 financing statements in proper form for filing under the UCC on or before the Closing Date (as defined in the Receivables Sale Agreement) in all jurisdictions as may be necessary or, in the opinion of Buyer (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Receivables Sale Agreement.

8. Executed UCC-3 termination statements, if any, in proper form for filing necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by Originator.

9. A favorable opinion of legal counsel for Originator reasonably acceptable to Buyer (or its assigns) which addresses the following matters and such other matters as Buyer (or its assigns) may reasonably request:

          -- Originator is a corporation duly incorporated, validly existing, and in good standing under the laws of its state of incorporation.

          -- Originator has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on Originator's business.

          -- The execution and delivery by Originator of the Receivables Sale Agreement and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary corporate action and proceedings on the part of Originator and will not:

               (a) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

               (b) contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or bylaws or of any agreement, judgment, injunction, order, decree or other instrument binding upon Originator; or

               (c) result in the creation or imposition of any Adverse Claim on assets of Originator or any of its Subsidiaries (except as contemplated by the Receivables Sale Agreement).

          -- The Receivables Sale Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by Originator and constitutes the legal, valid, and binding obligation of Originator enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

          -- The provisions of the Receivables Sale Agreement are effective to create a valid ownership or security interest in favor of Buyer in all Receivables, Collections with respect thereto, Related Security and Related Equipment and upon the filing of financing statements, Seller shall acquire a first priority perfected ownership or security interest in such Receivables (other than the Exempted Contracts).

          -- To the best of the opinion giver's knowledge, there is no action, suit or other proceeding against Originator, which would materially adversely affect the business or financial condition of Originator and its Affiliates taken as a whole or which would materially adversely affect the ability of Originator to perform its obligations under the Receivables Sale Agreement.

10. A "true sale" opinion and "substantive consolidation" opinion of counsel for Originator with respect to the transactions contemplated by the Receivables Sale Agreement.

11.  A Compliance Certificate.

12. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Receivables Sale Agreement.

13.  Executed copies of the Articles of Incorporation of RCC.

14. Executed copies of the Subordinated Note (as defined in the Receivables Sale Agreement) by the Buyer in favor of Originator.

15. Executed copies of the Subscription Agreement (as defined in the Receivables Sale Agreement).


PART II:  DOCUMENTS TO BE DELIVERED IN CONNECTION WITH THE AGREEMENT

1.   Executed copies of the Agreement, duly executed by the parties thereto.

2. Copy of the Resolutions of the Board of Directors of each Borrower Party and Provider certified by its Secretary authorizing such Person's execution, delivery and performance of this Agreement and the other documents to be delivered by it hereunder.

3. Articles of Organization or Articles of Incorporation of each Borrower Party and Provider certified by the Secretary of State of its jurisdiction of incorporation or organization on or within thirty (30) days prior to the initial Loan.

4. Good Standing Certificate for each Borrower Party and Provider issued by the Secretaries of State of its state of incorporation or organization and each jurisdiction where it has material operations, each of which is listed below:

     (a)  Borrower: Ohio
     (b) Servicer: Ohio, California, Florida, Georgia, Michigan, New Jersey, North Carolina, Pennsylvania and Texas
     (c) Provider: Ohio, California, Florida, Georgia, Michigan, New Jersey, North Carolina, New York, Pennsylvania and Texas

5. A certificate of the Secretary of each Borrower Party and Provider certifying (i) the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder and (ii) a copy of such Person's By-Laws or Operating Agreement.

6. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against each Borrower Party from the following jurisdictions:

     1.   Borrower: Ohio
     2.   Servicer: Ohio

7. UCC-1 financing statements in proper form for filing under the UCC on or before the date of the initial Loan in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by this Agreement.

8. Executed UCC-3 termination statements, if any, in proper form for filing necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by Borrower.

9.   Executed copies of Collection Account Agreement - Bank One Michigan.

10. A favorable opinion of legal counsel for the Borrower Parties and Provider reasonably acceptable to the Agent which addresses the following matters and such other matters as the Agent may reasonably request:

          -- The Borrower Party is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio. Each of

               RCC and Provider is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Ohio.

          -- Each Borrower Party and Provider has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on such Person's business.

          -- The execution and delivery by each Borrower Party and Provider of this Agreement and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary corporate action and proceedings on the part of such Person and will not:

               (a) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

               (b) contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or bylaws or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Person; or

               (c) result in the creation or imposition of any Adverse Claim on assets of such Person or any of its Subsidiaries (except as contemplated by this Agreement).

          -- This Agreement and each other Transaction Document to which such Person is a party has been duly executed and delivered by such Person and constitutes the legal, valid, and binding obligation of such Person, enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

          -- The provisions of the Agreement are effective to create a valid security interest in favor of the Agent for the benefit of the Lenders in all Receivables, the Related Security, Collections with respect thereto and the other Collateral and upon the filing of financing statements, the Agent for the benefit of the Lenders shall acquire a perfected security interest in such Receivables, the Related Security, Collections with respect thereto and the other Collateral (other than the Exempted Contracts).

          -- To the best of the opinion giver's knowledge, there is no action, suit or other proceeding against any Borrower Party, Provider or any of their respective Affiliates, which would materially adversely affect the business or financial condition of such Person and its Affiliates taken as a whole or which would materially adversely affect the ability of such Person to perform its obligations under any Transaction Document to which it is a party.

11. If requested by the Conduit or the Agent, a favorable opinion of legal counsel for each Financial Institution, reasonably acceptable to the Agent which addresses the following matters:

          -- This Agreement has been duly authorized by all necessary corporate action of such Financial Institution.

          -- This Agreement has been duly executed and delivered by such Financial Institution and, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a legal, valid and binding obligation of such Financial Institution, enforceable against such Financial Institution in accordance with its terms.

12.  A Compliance Certificate.

13.  The Fee Letter.

14.  A Monthly Report as of December 31, 2001.

15. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Agreement.

16.  Executed copies of the Performance Undertaking.

                                            EXECUTION VERSION



                           RECEIVABLES SALE AGREEMENT


                          DATED AS OF JANUARY 24, 2002

                                     BETWEEN


                           REYNA CAPITAL CORPORATION,
                                  as Originator

                                       AND

                             REYNA FUNDING, L.L.C.,
                                    as Buyer

                           RECEIVABLES SALE AGREEMENT



                  THIS RECEIVABLES SALE AGREEMENT, dated as of January 24, 2002, is by and between Reyna Capital Corporation, an Ohio corporation ("Originator"), and Reyna Funding, L.L.C., an Ohio limited liability company ("Buyer"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto (or, if not defined in Exhibit I hereto, the meaning assigned to such term in Exhibit I to the LFA, as defined below).

                              PRELIMINARY STATEMENTS

                  Originator now owns, and from time to time hereafter will own, Receivables. Originator wishes to sell and assign to Buyer, and Buyer wishes to purchase from Originator, all of Originator's right, title and interest in and to such now existing or hereafter arising Receivables, together with the Related Security and Collections with respect thereto.

                  Originator and Buyer intend the transactions contemplated hereby to be true sales of the Receivables from Originator to Buyer, providing Buyer with the full benefits of ownership of the Receivables, and Originator and Buyer do not intend these transactions to be, or for any purpose to be characterized as, loans from Buyer to Originator.

                  Following the purchase of Receivables from Originator, Buyer will pledge its interests therein and in the associated Related Security and Collections as collateral for loans pursuant to that certain Loan Funding Agreement dated as of the date hereof (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "LFA") among Buyer, Originator, as Servicer, Jupiter Securitization Corporation("Conduit"), Bank One, NA (Main Office Chicago) as a Financial Institution, and Bank One, NA (Main Office Chicago) or any successor agent appointed pursuant to the terms of the LFA, as agent for the Conduit and such Financial Institution (in such capacity, the "Agent").

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                        AMOUNTS AND TERMS OF THE PURCHASE

                  Section 1.1 Purchase of Receivables.

                        (a) Effective on the date hereof, on the terms and subject to the conditions set forth in this Agreement and in consideration for the Purchase Price does hereby sell, assign, transfer, set-over and otherwise convey to Buyer without recourse (except to the extent expressly provided herein) and the Buyer does hereby purchase from Originator, all of Originator's right, title and interest in and to all: (i) Receivables existing as of the close of business on the Business Day immediately prior to the date hereof (the "Initial Cut-Off Date"), together with the Related Security and Collections with respect thereto and (ii) all Receivables thereafter arising through and including the Termination Date together, in each case, with all the Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on the date hereof Buyer shall acquire all of Originator's right, title and interest in and to all Receivables existing as of the Initial Cut-Off Date and thereafter arising through and including the Termination Date, together with all Related Security relating thereto and all Collections thereof. Buyer shall be obligated to pay the Purchase Price for the Receivables purchased hereunder in accordance with Section 1.2. In connection with consummation of the Purchase Price for any Receivables purchased hereunder, Buyer may request that Originator deliver, and Originator shall deliver, such approvals, opinions, information, reports or documents as Buyer may reasonably request.

                        (b) It is the intention of the parties hereto that the Purchase of Receivables made hereunder shall constitute a sale, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Receivables. Except for the Purchase Price Credits owed pursuant to
Section 1.3, the sale of Receivables hereunder is made without recourse to Originator; provided, however, that (i) Originator shall be liable to Buyer for all representations, warranties, covenants and indemnities made by Originator pursuant to the terms of the Transaction Documents to which Originator is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of Originator or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of Originator. In view of the intention of the parties hereto that the Purchase of Receivables made hereunder shall constitute a sale of such Receivables rather than loans secured thereby, Originator agrees that it will, on or prior to the date hereof and in accordance with Section 4.1(e)(ii), mark its master data processing records relating to the Receivables with a legend acceptable to Buyer and to the Agent (as Buyer's assignee), evidencing that Buyer has purchased such Receivables as provided in this Agreement and to note in its audited financial statements that its Receivables have been sold to Buyer. Upon the request of Buyer or the Agent (as Buyer's assignee), Originator will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer's ownership interest in the Receivables and the Related Security and Collections with respect thereto, or as Buyer or the Agent (as Buyer's assignee) may reasonably request.

                  Section 1.2 Payment for the Purchase.

                        (a) The Purchase Price for the Receivables in existence on the Initial Cut-Off Date shall be payable in full by Buyer to Originator on the date hereof, and shall be paid to Originator in the following manner:

                              (i) by delivery of immediately available funds, to
            the extent of funds made available to Buyer in connection with the initial Loan pursuant the LFA; provided that a portion of such funds shall be offset by amounts owed by Originator to Buyer on account of the issuance of equity in the manner contemplated in the Subscription Agreement and having a total value of not less than the Required Capital Amount; and

                              (ii) the balance, by delivery of the proceeds of a
            subordinated revolving loan from Originator to Buyer (a "Subordinated Loan") in an amount not to exceed the least of (i) the remaining unpaid portion of such Purchase Price, (ii) the maximum Subordinated Loan that could be borrowed without rendering Buyer's Net Worth less than the Required Capital Amount, and (iii) the maximum Subordinated Loan that could be borrowed without rendering the Net Value less than the aggregate outstanding principal balance of the Subordinated Loans (including the Subordinated Loan proposed to be made on such date). Originator is hereby authorized by Buyer to endorse on the schedule attached to the Subordinated Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of Buyer thereunder.

The Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and owing in full by Buyer to Originator or its designee on the date each such

Receivable came into existence (except that Buyer may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by Originator to Buyer hereunder and which have become due but remain unpaid) and shall be paid to Originator in the manner provided in the following paragraphs
(b), (c) and (d).

                        (b) With respect to any Receivables coming into existence after the Initial Cutoff Date, on each Settlement Date, Buyer shall pay the Purchase Price therefor in accordance with Section 1.2(d) and in the following manner:

                        first, by delivery of immediately available funds, to the extent of funds available to Buyer from its subsequent sale of an interest in the Receivables to the Agent for the benefit of the Lenders under the Loan Agreement or other cash on hand; and

                        second, either (i) by delivery of the proceeds of a Subordinated Loan, provided that the making of any such Subordinated Loan shall be subject to the provisions set forth in Section 1.2(a)(ii); or (ii) unless Originator has declared the Termination Date to have occurred pursuant to Section 5.2, by accepting a contribution to its capital pursuant to the Subscription Agreement in an amount equal to the remaining unpaid balance of such Purchase Price; provided, however that unless a notation is made on the schedule to the Subordinated Note to reflect a Subordinated Loan, the Buyer will be deemed to have accepted a contribution to its capital.

Subject to the limitations set forth in Section 1.2(a)(ii), Originator irrevocably agrees to advance each Subordinated Loan requested by Buyer on or prior to the Termination Date. The Subordinated Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of the Subordinated Note and shall be payable solely from funds which Buyer is not required under the LFA to set aside for the benefit of, or otherwise pay over to, the Lenders.

                        (c) From and after the Termination Date, Originator shall not be obligated to (but may, at its option): (i) sell Receivables to Buyer, or (ii) contribute Receivables to Buyer's capital pursuant to clause second of Section 1.2(b) unless Originator reasonably determines that the Purchase Price therefor will be satisfied with funds available to Buyer from Loans made by the Lenders pursuant to the LFA, Collections, proceeds of Subordinated Loans, other cash on hand or otherwise.

                        (d) Although the Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and payable in full by Buyer to Originator on the date such Receivable came into existence, settlement of the Purchase Price between Buyer and Originator shall be effected on a monthly basis on Settlement Dates with respect to all Receivables coming into existence during the same Calculation Period and based on the information contained in the Monthly Report delivered by the Servicer pursuant to Article VIII of the Loan Agreement for the Calculation Period then most recently ended. Although settlement shall be effected on Settlement Dates, increases or decreases in the amount owing under the Subordinated Note made pursuant to
Section 1.2(b) and any contribution of capital by Originator to Buyer made pursuant to Section 1.2(b) shall be deemed to have occurred and shall be effective as of the last Business Day of the Calculation Period to which such settlement relates.

                  Section 1.3 Purchase Price Credit Adjustments. If on any day:

                        (a) the Outstanding Balance of a Receivable is:

                              (i) reduced as a result of any defective or
            rejected or returned goods or services, any discount or any adjustment or otherwise by Originator (other than cash Collections on account of the Receivables or losses due to Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor),

                              (ii) reduced or canceled as a result of (x) a
            setoff in respect of any claim by any Person or (y) the categorization of such Receivable as an Upgraded Receivable, or

                        (b) any of the representations and warranties set forth in Article II are not true when made or deemed made with respect to any Receivable, then, in such event, Buyer shall be entitled to a credit (each, a "Purchase Price Credit") against the Purchase Price otherwise payable hereunder equal to the amount by which the Outstanding Balance of such Receivable was reduced by the applicable reduction or cancellation. If such Purchase Price Credit exceeds the Original Balance of the Receivables coming into existence on any day, then Originator shall pay the remaining amount of such Purchase Price Credit in cash immediately, provided that if the Termination Date has not occurred, Originator shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under the Subordinated Note.

                  Section 1.4 Payments and Computations, Etc. All amounts to be paid or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of Originator designated from time to time by Originator or as otherwise directed by Originator. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

                  Section 1.5 Transfer of Records.

                        (a) In connection with the Purchase of Receivables hereunder, Originator hereby sells, transfers, assigns and otherwise conveys to Buyer all of Originator's right and title to and interest in the Records relating to all Receivables sold hereunder, without the need for any further documentation in connection with the Purchase. In connection with such transfer, Originator hereby grants to each of Buyer, the Agent and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by Originator to account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by Originator or is owned by others and used by Originator under license agreements with respect thereto, provided that should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, Originator hereby agrees that upon the request of Buyer (or Buyer's assignee), Originator will use its reasonable efforts to obtain the consent of such third-party licensor and will pay any license or sub-license rights, costs, fees or other expenses in connection with such third-party licensor consent. The license granted hereby shall be irrevocable until the indefeasible payment in full of the Aggregate Unpaids, and shall terminate on the date this Agreement terminates in accordance with its terms.

                        (b) Originator (i) shall take such action requested by Buyer and/or the Agent (as Buyer's assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the LFA have an enforceable ownership or security interest, as applicable, in the Records relating to the Receivables purchased from Originator hereunder, and (ii) shall use its reasonable efforts to ensure that Buyer, the Agent and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

                  Section 1.6 Characterization. If, notwithstanding the intention of the parties expressed in Section 1.1(b), any sale or contribution by Originator to Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of Receivables hereunder shall constitute a true sale thereof, Originator hereby grants to Buyer a duly perfected security interest in all of Originator's right, title and interest in, to and under all Receivables now existing and hereafter arising all, the Related Security and the Collections with respect thereto, all Collateral, all other rights and payments relating to the Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made to Originator in an amount equal to the Purchase Price of the Receivables together with all other obligations of Originator hereunder, which security interest shall be prior to all other Adverse Claims thereto. Buyer and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                  Section 1.7 Repurchase or Withdrawal of Receivables. The Originator may repurchase or withdraw (with respect to Contributed Receivables) all or a part of the Excess Receivables upon compliance with the provisions of this Section 1.7 and Section 2.7 of the Loan Agreement. The purchase price of each Repurchased Receivable shall equal the fair value of such Repurchased Receivable. On and after the Amortization Date, the purchase price of Repurchased Receivables shall be deposited on the Repurchase Date in the Collection Account in immediately available funds. The Originator shall select Excess Receivables for Repurchase on a random basis and shall not knowingly select Excess Receivables for Repurchase in any manner that materially and adversely affects Buyer.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

                  Section 2.1 Representations and Warranties of Originator. Originator hereby represents and warrants to Buyer on the date hereof, on the date of the Purchase and on each date that any Receivable comes into existence that:

                              (a) Corporate Existence and Power. Originator is a
corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified or to so hold would not reasonably be expected to have a Material Adverse Effect.

                              (b) Power and Authority; Due Authorization,
Execution and Delivery. The execution and delivery by Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, Originator's use of the proceeds of the Purchases made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which Originator is a party has been duly executed and delivered by Originator.

                              (c) No Conflict. The execution and delivery by
Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws or any shareholder agreements, voting trusts, and similar arrangements applicable to any of its authorized shares, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of Originator or its Subsidiaries (except as created hereunder) except, in the case of clauses (ii), (iii) and (iv), where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                              (d) Governmental Authorization. Other than the
filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body that has not been obtained is required for the due execution and delivery by Originator of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

                              (e) Actions, Suits. There are no actions, suits or
proceedings pending, or threatened, against or affecting Originator, or any of its properties, in or before any court, arbitrator or other body that could reasonably be expected to have a Material Adverse Effect. Originator is not in default with respect to any order of any court, arbitrator or governmental body binding upon Originator or any of its properties.

                              (f) Binding Effect. This Agreement and each other
Transaction Document to which Originator is a party constitute the legal, valid and binding obligations of Originator enforceable against Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                              (g) Accuracy of Information. All written
information heretofore furnished by Originator or any of its Affiliates to Buyer (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by Originator or any of its Affiliates to Buyer (or its assigns) will be, true and accurate in all material respects on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading in any material respect as of the date stated or certified.

                              (h) Use of Proceeds. No proceeds of any Purchase
Price payment hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

                              (i) Good Title. Immediately prior to the Purchase
hereunder, and upon the creation of each Receivable coming into existence after the Initial Cut-Off Date, Originator (i) is the legal and beneficial owner of the Receivables and (ii) is the legal and beneficial owner of the Related Security with respect thereto or possesses a valid and perfected security interest therein, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Originator's ownership interest or security interest in each Receivable, its Collections and the Related Security. Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge that financing statements have not been filed to perfect the Originator's security interest in Exempted Contracts.

                              (j) Perfection. This Agreement and the filing of
the financing statements contemplated hereby, is effective to transfer to Buyer (and Buyer shall acquire from Originator) (i) legal and equitable title to, with the right to sell and encumber each Receivable existing and hereafter arising, together with the Collections with respect thereto, (ii) all of Originator's right, title and interest in the Related Security associated with each Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transactions Documents and (iii) a valid, enforceable, perfected and first priority security interest in all of the Related Equipment. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's ownership interest in the Receivables, the Related Security and the Collections. Notwithstanding the foregoing, the Originator makes no representation or warranty as to the perfection or priority of the Buyer's security interest in the Exempted Contracts.

                              (k) Places of Business and Locations of Records.
The principal places of business and chief executive office of Originator and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit II or such other locations of which Buyer has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by
Section 4.2(a) has been taken and completed. Originator's Federal Employer Identification Number is correctly set forth on Exhibit II.

                              (l) Collections. The conditions and requirements
set forth in Section 4.1(i) have at all times been satisfied and duly performed. The names and addresses of all Receiving Banks, together with the account numbers of the Depository Account at each Receiving Bank and the post office box number of each Lock-Box, are listed on Exhibit III.

Originator has not granted any Person or (other than to Buyer and its assigns) the right to take control of any such Lock-Box or Receiving Account at a future time or upon the occurrence of a future event (except that the Originator in its capacity as Servicer has access to Lock-Box and Depository Accounts).

                              (m) Material Adverse Effect. Since September 30,
2001 no event has occurred that has had a Material Adverse Effect.

                              (n) Names. In the past five (5) years, Originator
has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

                              (o) Ownership of Buyer. Originator is the sole
member of and owns all of the membership interests of Buyer, free and clear of any Adverse Claim.

                              (p) Not a Holding Company or an Investment
Company. Originator is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                              (q) Compliance with Law. Originator has complied
in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject except where a failure to comply could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

                              (r) Compliance with Credit and Collection Policy.
Originator has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which Buyer (or its assigns) has been notified in accordance with
Section 4.1(a)(vii).

                              (s) Payments to Originator. With respect to each
Receivable transferred to Buyer hereunder, the Purchase Price received by Originator constitutes reasonably equivalent value in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by Originator of any Receivable hereunder is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et seq.), as amended.

                              (t) Enforceability of Contracts. Each Contract
with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued Finance Charges thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                              (u) Eligible Receivables. Each Receivable included
in the definition of Net Receivables as an Eligible Receivable was an Eligible Receivable at the time so included.

                              (v) Accounting. The manner in which Originator
accounts for and discloses the transactions contemplated by this Agreement does not jeopardize the characterization of the transactions contemplated herein as being true sales.

                              (w) No Adverse Selection. To the extent that
Originator has originated receivables and accounted for such receivables in any branch other than Branch 4000, Originator has not knowingly originated and accounted for those receivables in a branch other than Branch 4000 in any manner that materially adversely affects Buyer.


                                   ARTICLE III
                             CONDITIONS OF PURCHASE

                  Section 3.1 Conditions Precedent to Purchase. The Purchase under this Agreement is subject to the conditions precedent that (a) Buyer shall have received on or before the date of such purchase those documents listed on Schedule A and (b) all of the conditions to the initial Loan under the LFA shall have been satisfied or waived in accordance with the terms thereof.

                  Section 3.2 Conditions Precedent to Subsequent Payments. Buyer's obligation to pay for Receivables coming into existence after the Initial Cut-Off Date shall be subject to the further conditions precedent that
(a) the Facility Termination Date shall not have occurred; (b) Buyer (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request and (c) on the date such Receivables came into existence, the following statements shall be true (and acceptance of the proceeds of any payment for such Receivable shall be deemed a representation and warranty by Originator that such statements are then true):

                  (i) the representations and warranties set forth in Article II are true and correct on and as of the date such Receivables came into existence as though made on and as of such date; and

                  (ii) no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event.

Notwithstanding the foregoing conditions precedent, upon payment of the Purchase Price for any Receivable (whether by payment of cash, through an increase in the amounts outstanding under the Subordinated Note, by offset of amounts owed to Buyer and/or by offset of capital contributions), title to such Receivable and the Related Security and Collections with respect thereto shall vest in Buyer, whether or not the conditions precedent to Buyer's obligation to pay for such Receivable were in fact satisfied.

                                   ARTICLE IV
                                    COVENANTS

                  Section 4.1 Affirmative Covenants of Originator. Until the date on which this Agreement terminates in accordance with its terms, Originator hereby covenants as set forth below:

                        (a) Financial Reporting. Originator will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to Buyer (or its assigns):

                              (i) Annual Reporting. Within 90 days after the close of each of its respective fiscal years, audited, unqualified financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for Originator and its consolidated subsidiaries for such fiscal year.

                              (ii) Quarterly Reporting. Within 50 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, balance sheets of Originator as at the close of each such period and statements of income and retained earnings and a statement of cash flows for Originator for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer, treasurer or assistant treasurer.

                              (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit IV signed by Originator's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                              (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of Originator, copies of all financial statements, reports and proxy statements so furnished.

                              (v) S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which Originator or any of its Subsidiaries files with the Securities and Exchange Commission.

                              (vi) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Buyer, the Agent or the Conduit, copies of the same.

                              (vii) Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting Buyer's consent thereto.

                              (viii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of Originator as Buyer (or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this Agreement.

                        (b) Notices. Originator will notify the Buyer (or its assigns) in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                              (i) Termination Events or Potential Termination Events. The occurrence of each Termination Event and each Potential Termination Event, by a statement of an Authorized Officer of Originator.

                              (ii) Judgment and Proceedings. The entry of any judgment or decree against Originator or any of its Subsidiaries; or the institution of any litigation, arbitration proceeding or governmental proceeding against Originator if the aggregate amount of all judgments and decrees then outstanding against Originator exceeds $10,000,000.

                              (iii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

                              (iv) Defaults Under Other Agreements. The occurrence of a default or an event of default under any other financing arrangement involving Indebtedness in excess of $10,000,000 pursuant to which Originator is a debtor or an obligor.

                              (v) Downgrade of the Originator. Any downgrade in any rating that may be assigned to any Indebtedness of Originator by S&P or by Moody's, setting forth the Indebtedness affected and the nature of such change.

                        (c) Compliance with Laws and Preservation of Corporate Existence. Originator will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards imposed by all governmental authorities in respect of the conduct of their respective businesses and the ownership of their respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Originator will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so qualify or remain qualified would not reasonably be expected to have a Material Adverse Effect.

                        (d) Audits. Originator will furnish to Buyer (or its assigns) from time to time such information with respect to it and the Receivables as Buyer (or its assigns) may reasonably request. Originator will, from time to time during regular business hours as requested by Buyer (or its assigns), upon reasonable notice and at the sole cost of Originator, permit Buyer (or its assigns) or their respective agents or representatives (i) to examine and make copies of and abstracts from all Records in the possession or under the control of Originator relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of Originator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Originator's financial condition or the Receivables and the Related Security or Originator's performance under any of the Transaction Documents or Originator's performance under the Contracts and, in each case, with any of the officers or employees of Originator having knowledge of such matters; provided that, prior to the occurrence of a Termination Event, Originator shall not be responsible for the costs of more than one such audit in any calendar year.

                        (e) Keeping and Marking of Records and Books.

                              (i) Originator will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Originator will give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                              (ii) Originator will (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to Buyer (or its assigns), describing Buyer's ownership interests in the Receivables and further describing the security interest of the Agent (on behalf of the Lenders) under the LFA and (B) upon the request of Buyer (or its assigns) following the occurrence and during the continuance of a Termination Event, (x) mark each Contract with a legend describing Buyer's ownership interests in the Receivables and further describing the security interest of the Agent (on behalf of the Lenders) and (y) deliver to Buyer (or its assigns) all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

                        (f) Compliance with Contracts and Credit and Collection Policy. Originator will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables except where the failure to so perform or comply could not reasonably be expected to have a Material Adverse Effect, and
(ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

                        (g) Ownership. Originator will take all necessary action to establish and maintain, irrevocably in Buyer, (A) legal and equitable title to the Receivables and the Collections and (B) all of Originator's right, title and interest in the Related Security associated with the Receivables, in each case, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request). Originator shall obtain and maintain a perfected ownership interest, free and clear of any Adverse Claims, in all Related Equipment. Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge that financing statements have not been filed to perfect the Originator's or the Buyer's security interest in the Exempted Contracts.

                        (h) Lenders' Reliance. Originator acknowledges that the Agent and the Lenders are entering into the transactions contemplated by the LFA in reliance upon Buyer's identity as a legal entity that is separate from Originator and any Affiliates thereof. Therefore, from and after the date of execution and delivery of this Agreement, Originator will take all reasonable steps including, without limitation, all steps that Buyer or any assignee of Buyer may from time to time reasonably request to maintain Buyer's identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of Originator and any Affiliates thereof and not just a division of Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Originator (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own the Receivables and other assets acquired by Buyer, (ii) will take all other actions necessary on its part to ensure that Buyer is at all times in compliance with the covenants set forth in Section 7.1(i) of the LFA and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between Originator and Buyer on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations Sections 1.1502-33(d) and 1.1552-1.

                        (i) Collections. All Lock-Box Receipts (together with any proceeds deposited in the Depository Account) shall be deposited into the Collection Account in accordance with, and to the extent required by, Section
2.2 and Section 2.3 of the LFA. In the event any payments relating to Receivables are remitted directly to Originator or any Affiliate of Originator, Originator will remit (or will cause all such payments to be remitted) directly to the Collection Account Bank and deposited into the Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, Originator will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Buyer and its assigns. Originator shall not grant the right to take control of any Lock-Box or Receiving Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or its assigns) as contemplated by this Agreement and the LFA.

                        (j) Taxes. Originator will file all tax returns and reports required by law to be filed by it and promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Originator will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of Buyer and its assigns.

                        (k) Insurance. Originator will, at the request of the Agent, maintain in effect, or cause to be maintained in effect, at Originator's own expense, such casualty and liability insurance covering the Related Equipment as Originator deems appropriate in its good faith business judgement. If insurance is required, Buyer and the Agent, for the benefit of the Lenders, shall be named as additional insureds with respect to all such liability insurance maintained by Originator. Originator will pay or cause to be paid the premiums therefor and deliver to Buyer and the Agent evidence satisfactory to Buyer and the Agent of such insurance coverage. Copies of each policy shall be furnished to Buyer, the Agent and any Lender in certificated form upon Buyer's, the Agent's or such Lender's request.

                  Section 4.2 Negative Covenants of Originator. Until the date on which this Agreement terminates in accordance with its terms, Originator hereby covenants that:

                        (a) Name Change, Offices and Records. Originator will not change its name, identity or corporate structure (within the meaning of Section 9-507(c) of the UCC) or change its location (within the meaning of
Section 9-307 of the UCC) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given Buyer (or its assigns) at least thirty (30) days' prior written notice thereof and (ii) delivered to Buyer (or its assigns) all financing statements, instruments and other documents reasonably requested by Buyer (or its assigns) in connection with such change or relocation.

                        (b) Change in Payment Instructions to Obligors. Originator will not add or terminate any bank as a Receiving Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Depository Account, unless Buyer (or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor, written notice of such addition, termination or change.

                        (c) Modifications to Contracts and Credit and Collection Policy. Originator will not make any change to the Credit and Collection Policy that could be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as otherwise permitted in its capacity as Servicer pursuant to Article VIII of the LFA, Originator will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

                        (d) Sales, Liens. Originator will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable (other than Repurchased Receivables), Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer (and its assigns) provided for herein), and Originator will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under Originator. Originator shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory.

                        (e) No Adverse Selection. To the extent that Originator has originated receivables and accounted for such receivables in any branch other than Branch 4000, Originator will not knowingly originate and account for such receivables in a branch other than Branch 4000 in any manner that materially adversely affects Buyer.


                                    ARTICLE V
                               TERMINATION EVENTS

                  Section 5.1 Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:

                        (a) Originator shall fail (i) to make any payment or deposit required hereunder when due and such failure continues for one (1) Business Day, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a)) or any other Transaction Document to which it is a party and such failure shall continue for three (3) consecutive Business Days.

                        (b) Any representation warranty, certification or statement made by Originator in this Agreement, any other Transaction Document or in any document delivered pursuant hereto or thereto shall prove to have been incorrect when made or deemed made.

                        (c) Failure of Originator to pay when due any Indebtedness in excess of $10,000,000, or failure of Originator to pay any interest or premium on such Indebtedness when due or within any applicable grace period, which failure could reasonably be expected to have a Material Adverse Effect; or the default by Originator in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of Originator shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                        (d) (i) Originator or any of its Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against Originator or any of its Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property and, in the case of a proceeding instituted against Originator or any of its Subsidiaries (but not by the Originator or such Subsidiary), the Originator or such Subsidiary fails to (A) move, in good faith, to have such proceeding dismissed within thirty (30) days of the institution of such proceeding and such proceeding shall remain undismissed or unstayed for a period of forty-five (45) days or such longer period as the Agent consents to in writing and (B) set aside adequate reserves on its books in accordance with GAAP; or (iii) Originator or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth in the foregoing clauses (i) or (ii) of this subsection (d).

                        (e) A Change of Control shall occur.

                        (f) One or more final judgments for the payment of money in an amount in excess of $10,000,000, individually or in the aggregate, shall be entered against

Originator on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue without discharge or stay for sixty (60) consecutive days.

                        (g) Originator shall fail to (i) transfer, establish and maintain, irrevocably in Buyer, (A) legal and equitable title to the Receivables and the Collections and (B) all of Originator's right, title and interest in the Related Security associated with the Receivables, in each case, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) and; (ii) shall fail to obtain and maintain a perfected security interest, free and clear of any Adverse Claims, in all Related Equipment.

                        (h) Reynolds and Reynolds and its Subsidiaries, on a Consolidated basis, shall fail maintain to:

                              (i) a Consolidated Leverage Ratio less than or equal to 2.75 to 1.0; or

                              (ii) a Consolidated Interest Coverage Ratio greater than or equal to 3.5 to 1.0;

                        (i) The Scheduled Maturity Date or the Maturity Date under and as defined in the Credit Agreement shall occur and, within five (5) Business Days, a substitute credit facility, on terms and conditions substantially similar to the Credit Agreement shall not have been put in place.

                        (j) Provider shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Performance Undertaking, or the Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Provider, or Provider shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

                        (k) The Swap Counterparty fails to maintain a rating with respect to short-term deposit obligations of at least P-1 by Moody's and at least A-1 by S&P and, with respect to long-term unsecured debt obligations, a rating of A2 or higher by Moody's or A or higher by S&P, and the Agent, or an Affiliate or Subsidiary of the Agent, is not the Swap Counterparty.

                  Section 5.2 Remedies. Upon the occurrence and during the continuation of a Termination Event, Buyer may take any of the following actions: (i) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by Originator; provided, however, that upon the occurrence of a Termination Event described in
Section 5.1(d), or of an actual or deemed entry of an order for relief with respect to Originator under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by Originator and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by Originator to Buyer. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Buyer and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE VI
                                 INDEMNIFICATION

                  Section 6.1 Indemnities by Originator. Without limiting any other rights that Buyer may have hereunder or under applicable law, Originator hereby agrees to indemnify (and pay upon demand to) Buyer and its assigns, officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable by any such Indemnified Party, including reasonable attorneys' fees and disbursements (all of the foregoing together with the exclusions below being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by Buyer of an interest in the Receivables, excluding, however:

                              (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction or a final decree issued in connection with an administrative proceeding holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                              (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                              (iii) taxes imposed by any jurisdiction in which such Indemnified Party is subject to taxation, on or measured by the overall net income of such Indemnified Party;

provided, however, that nothing contained in this sentence shall limit the liability of Originator or limit the recourse of Buyer to Originator for amounts otherwise specifically provided to be paid by Originator under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, Originator shall indemnify Buyer and any other Indemnified Parties for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Originator) relating to or resulting from:

                              (i) any representation or warranty made by Originator (or any officers of Originator) under or in connection with this Agreement, any other Transaction Document or pursuant hereto or thereto shall prove to be incorrect when made or deemed made, or any other information or report (other than a representation or warranty) made by Originator or delivered by Originator pursuant under or in connection with this Agreement, any other Transaction Document or pursuant hereto or thereto shall prove to have been false or incorrect when made or deemed made;

                              (ii) the failure by Originator, to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

                              (iii) any failure of Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                              (iv) any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

                              (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                              (vi) except as permitted in the Transaction
         Documents, the commingling of Collections of Receivables at any time with other funds;

                              (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of any Purchase Price Payment, the ownership of the Receivables or any other investigation, litigation or proceeding relating to Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                              (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                              (ix) any Termination Event described in Section 5.1(d);

                              (x) any failure to vest and maintain vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables and the Collections, and all of Originator's right, title and interest in the Related Security associated with the Receivables (excluding the Exempted Contracts), in each case, free and clear of any Adverse Claim (except as created by the Transaction Documents);

                              (xi) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof (excluding Exempted Contracts), whether at the time of the Purchase or at any subsequent time;

                              (xii) any action or omission by Originator which reduces or impairs the rights of Buyer with respect to any Receivable or the value of any such Receivable; or

                              (xiii) any attempt by any Person to void the Purchase hereunder under statutory provisions or common law or equitable action.

                  Section 6.2 Other Costs and Expenses. Originator shall pay to Buyer on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. Originator shall pay to Buyer on demand any and all reasonable costs and expenses of Buyer, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.

                                   ARTICLE VII
                                  MISCELLANEOUS

                  Section 7.1 Waivers and Amendments.

                        (a) No failure or delay on the part of Buyer (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                        (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by Originator and Buyer and, to the extent required under the LFA, the Agent and the Financial Institutions or the Required Financial Institutions.

                  Section 7.2 Notices. All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this Section 7.2.

                  Section 7.3 Protection of Ownership Interests of Buyer.

                        (a) Originator agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or reasonably desirable, or that Buyer (or its assigns) may reasonably request, to perfect, protect or more fully evidence the interest of Buyer hereunder and the security interest of the Agent (on behalf of the Lenders), or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder. At any time, Buyer (or its assigns) may direct Originator to notify the Obligors of Receivables, at Originator's expense, of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Buyer or its designee.

                        (b) If Originator fails to perform any of its obligations hereunder, Buyer (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Buyer's (or such assigns') costs and expenses incurred in connection therewith shall be payable by Originator as provided in Section 6.2. Originator irrevocably authorizes Buyer (and its assigns) at any time and from time to time in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney(ies)-in-fact, to act on behalf of Originator (i) to execute on behalf of Originator as debtor and to file financing statements necessary or reasonably desirable by Buyer (or its assigns) to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as necessary or reasonably desirable to perfect and to maintain the perfection and priority of Buyer's interests in the Receivables. This appointment is coupled with an interest and is irrevocable.

                  Section 7.4 Confidentiality.

                        (a) Originator shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Agent, any Lender or the Conduit and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that Originator and its officers and employees may disclose such information to Originator's external accountants and attorneys (provided each such Person is informed of the confidential nature of such information) and as required by any applicable law or order of any judicial or administrative proceeding. Subject to Section 7.4(b), the Agent and the Lenders shall maintain and shall cause each of its employees to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to Originator, Buyer, the Obligors and their respective businesses obtained by them in connection with the due diligence evaluations, structuring, negotiating and execution of the Transaction Documents, and the consummation of the transactions contemplated herein and any other activities of the Agent and the Lenders arising from or related to the transactions contemplated herein.

                        (b) Anything herein to the contrary notwithstanding, Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent, any Lender or the Conduit by each other,
(ii) by Buyer, the Agent, the Custodian or the Purchasers to any prospective or actual assignee or participant of any of them, (iii) by the Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to the Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which the Agent acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing (iv) by the Agent to any actual or potential successor Servicer, or (v) at any time, on or following an the Amortization Date, by the Agent, the Lenders or a Financial Institution to any Person in conjunction with the exercise of any of their remedies hereunder. In addition, the Lenders and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                        (c) Buyer shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to Originator, the Obligors and their respective businesses obtained by it in connection with the due diligence evaluations, structuring, negotiating and execution of the Transaction Documents, and the consummation of the transactions contemplated herein and any other activities of Buyer arising from or related to the transactions contemplated herein; provided, however, that each of Buyer and its employees and officers shall be permitted to disclose such confidential or proprietary information: (i) to the Agent and the other Lenders, (ii) to any prospective or actual assignee or participant of the Agent or the other Lenders who execute a confidentiality agreement for the benefit of Originator and Buyer on terms comparable to those required of Buyer hereunder with respect to such disclosed information, (iii) to any rating agency, provider of a surety, guaranty or credit or liquidity enhancement to the Conduit, (iv) to any officers, directors, employees, outside accountants and attorneys of any of the foregoing (provided each such Person is informed of the confidential nature of such information), and (v) to the extent required pursuant to any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings with competent jurisdiction (whether or not having the force or effect of law) so long as such required disclosure is made under seal to the extent permitted by applicable law or by rule of court or other applicable body.

                  Section 7.5 Bankruptcy Petition.

                        (a) Originator and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of the Conduit or any Financial Institution that is a special purpose bankruptcy remote entity, it will not institute against, or join any other Person in instituting against, the Conduit or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                        (b) Originator covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding obligations of Buyer under the LFA, it will not institute against, or join any other Person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  Section 7.6 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of the Conduit, the Agent or any Financial Institution, no claim may be made by Originator or any other Person against the Conduit, the Agent or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and Originator hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  Section 7.7 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

                  Section 7.8 CONSENT TO JURISDICTION. ORIGINATOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT AND ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ORIGINATOR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

                  Section 7.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING

INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                  Section 7.10 Integration; Binding Effect; Survival of Terms.

                        (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                        (b) This Agreement shall be binding upon and inure to the benefit of Originator, Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). Originator may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer. Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of Originator. Without limiting the foregoing, Originator acknowledges that Buyer, pursuant to the LFA, may assign to the Agent, for the benefit of the Lenders, its rights, remedies, powers and privileges hereunder and that the Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the LFA. Originator agrees that the Agent, as the assignee of Buyer, shall, subject to the terms of the LFA, have the right to enforce this Agreement and to exercise directly all of Buyer's rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Buyer to be given or withheld hereunder) and Originator agrees to cooperate fully with the Agent in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by Originator pursuant to Article II; (ii) the indemnification and payment provisions of Article VI; and (iii) Section 7.5 shall be continuing and shall survive any termination of this Agreement.

                  Section 7.11 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                  Section 7.12 Subordination. Originator shall have the right to receive, and Buyer shall make, any and all payments relating to any indebtedness, obligation or claim, Originator may from time to time hold or otherwise have against Buyer or any assets or properties of Buyer, whether arising hereunder or otherwise existing, provided that, after giving effect to any such payment, the aggregate Outstanding Balance of Receivables owned by Buyer at such time exceeds the sum of (a) the Aggregate Unpaids under the LFA, plus (b) the aggregate outstanding principal balance of the Subordinated Loans. Originator hereby agrees that at any time during which the condition set forth in the proviso of the immediately preceding sentence shall not be satisfied, Originator shall be subordinate in right of payment to the prior payment of any indebtedness or obligation of Buyer owing to the Agent or any Lender under the LFA.

                              [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Receivables Sale Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


                                            REYNA CAPITAL CORPORATION


                                            By:
                                            Name:
                                            Title:

                                               Address: 115 South Ludlow Street
                                                        Dayton, Ohio  45202
                                               Fax:




                                            REYNA FUNDING, L.L.C.


                                            By:
                                            Name:
                                            Title:

                                               Address:  115 South Ludlow Street
                                                         Dayton, Ohio  45202
                                               Fax:

                                    EXHIBIT I

                                   Definitions

                  This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits, Schedules and Annexes thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit, Schedule or Annex thereto, and not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in Exhibit I to the LFA.

                  "Agent" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "Agreement" means the Receivables Sale Agreement, dated as of January 24, 2002, between Originator and Buyer, as the same may be amended, restated or otherwise modified.

                  "Buyer" has the meaning set forth in the preamble to the Agreement.

                  "Calculation Period" means each calendar month or portion thereof which elapses during the term of the Agreement. The first Calculation Period shall commence on the date of the Purchase of Receivables hereunder and the final Calculation Period shall terminate on the Termination Date.

                  "Change of Control" has the meaning set forth in the LFA.

                  "Closing Date" means January 24, 2002.

                  "Collateral" means all of the Originator's right, title and interest now or hereafter existing in, to and under (a) all existing and hereafter arising Receivables, the Related Security and the Collections with respect thereto, (b) the Transaction Documents, (c) the Receiving Accounts and the Lock-Box and (d) all proceeds of the foregoing.

                  "Conduit" has the meaning set forth in the Preliminary Statements to the Agreement.


                                    Exh. I-1

                  "Credit and Collection Policy" means Originator's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit V, as modified from time to time in accordance with the Agreement.

                  "Default Fee" means a per annum rate of interest equal to the sum of (i) the LIBO Rate, plus (ii) 2% per annum.

                  "Dilutions" means, at any time, the aggregate amount of reductions or cancellations described in Section 1.3(a) of the Agreement.

                  "Discounted Balance" means, the discounted present value of the remaining scheduled payments which will become due on the Receivables, which present value shall be established by discounting on a monthly basis such remaining payments using the monthly equivalent of the Loss Discount Factor as the discount rate.

                  "Excess Receivables" has the meaning set forth in the LFA.

                  "Exempted Contracts" means Contracts, each of which are dated on or before September 30, 2000, with Outstanding Balances, in the aggregate, as of the Closing Date, less than or equal to $30,000,000.

                  "Initial Cut-Off Date" has the meaning set forth in Section 1.1(a) of the Agreement.

                  "LFA" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "Loss Discount Factor" means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables after taking account of the risk of nonpayment by the Obligors and the time value of money. Originator and Buyer may agree from time to time to change the Loss Discount Factor based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Loss Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment made prior to the Calculation Period during which Originator and Buyer agree to make such change.


                                    Exh. I-2

                  "Material Adverse Effect" means a material adverse effect on
(i) the financial condition or operations of Originator and its Subsidiaries taken as a whole, (ii) the ability of Originator to perform its obligations under the Agreement or any other Transaction Document, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document,
(iv) Originator's, Buyer's, the Agent's or any Lender's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

                  "Net Value" means, as of any date of determination, an amount equal to the sum of (i) the aggregate Outstanding Balance of the Receivables at such time, minus (ii) the sum of (A) the Aggregate Capital outstanding at such time, plus (B) the Loss Reserve.

                  "Net Worth" means as of the last Business Day of each Calculation Period preceding any date of determination, the excess, if any, of
(a) the aggregate Outstanding Balance of the Receivables at such time, over (b) the sum of (i) the Aggregate Capital outstanding at such time, plus (ii) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination).

                  "Original Balance" means, with respect to any Receivable coming into existence after the Initial Cut-Off Date, the Outstanding Balance of such Receivable on the date it was created.

                  "Originator" has the meaning set forth in the preamble to the Agreement.

                  "Outstanding Balance" of any Receivable at any time means the arithmetic sum of all remaining payments which will become due on such Receivable.

                  "Potential Termination Event" means an event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

                  "Purchase" means the purchase pursuant to Section 1.1(a) of the Agreement by Buyer from Originator of the Receivables and the Related Security and Collections related thereto, together with all related rights in connection therewith.


                                    Exh. I-3

                  "Purchase Price" means, with respect to the Purchase, the aggregate price to be paid by Buyer to Originator for such Purchase in accordance with Section 1.2 of the Agreement for the Receivables, Collections and Related Security being sold to Buyer, which price shall equal on any date
(i) the Discounted Balance of such Receivables on such date, minus (ii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable in accordance with Section 1.3 of the Agreement.

                  "Purchase Price Credit" has the meaning set forth in Section
1.3 of the Agreement.

                  "Receivable" means any now existing or hereafter arising indebtedness and other obligations owed to the Originator and accounted for in Branch 4000 of the Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Agreement) whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the provision of financing by the Originator to a lessee of equipment, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto; provided, however that Repurchased Receivables shall not be "Receivables" on and after the date of repurchase. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor, the Originator or Buyer treats such indebtedness, rights or obligations as a separate payment obligation.

                  "Related Security" means, with respect to any Receivable:

                        (i) all of Originator's interest in the Related Equipment or other inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

                        (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or

                                    Exh. I-4
         otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                        (iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                        (iv) all service contracts and other contracts and agreements associated with such Receivable (other than service, support and maintenance agreements between the Obligor and Reynolds and Reynolds),

                        (v) all Principal Lease Documents and Records related to such Receivable,

                        (vi) all of the Originator's right, title and interest in the Collection Account,

                        (vii) all of Originator's right, title and interest in, to and under the Agreement in respect of such Receivable and all of Originator's right, title and interest in, to and under each other Transaction Document, including the Performance Undertaking, executed in favor of or otherwise for the benefit of, the Originator, and

                        (viii) all proceeds of any of the foregoing.

                  "Repurchased Receivables" has the meaning set forth in the LFA.

                  "Required Capital Amount" means, as of any date of determination, an amount equal to the greater of (i) the product of (A) .75 and
(B) the Loss Percentage of Aggregate Capital and (ii) $17,000,000.

                  "Settlement Date" means with respect to any Calculation Period, the second Business Day in the calendar month following such Calculation Period.

                  "Subordinated Loan" has the meaning set forth in Section 1.2(a) of the Agreement.


                                    Exh. I-5

                  "Subordinated Note" means a promissory note in substantially the form of Exhibit VI hereto as more fully described in Section 1.2(b) of the Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "Subscription Agreement" means a Subscription Agreement between Reyna Capital Corporation and Reyna Funding, L.L.C., substantially in the form of Exhibit VII hereof.

                  "Termination Date" means the earliest to occur of (i) the Facility Termination Date, as such date may be extended from time to time (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in Section 5.1(d), (iii) the Business Day specified in a written notice from Buyer to Originator following the occurrence of any other Termination Event, and (iv) the date which is thirty (30) Business Days after Buyer's receipt of written notice from Originator that it wishes to terminate the facility evidenced by this Agreement.

                  "Termination Event" has the meaning set forth in Section 5.1 of the Agreement.

                  "Transaction Documents" means, collectively, this Agreement, the LFA, each Collection Account Agreement, the Subordinated Note, the Performance Undertaking, the Fee Letter, and all other instruments, documents and agreements executed and delivered in connection herewith.

                  "UCC" means the Uniform Commercial Code as from time to time in effect.

                  "Upgraded Receivable" means a Receivable as to which either
(a) the Obligor thereof has been released from payment and a credit memorandum has been issued by Reynolds and Reynolds in favor of the Borrower in the amount of the Outstanding Balance of such Receivable or (b) the Outstanding Balance of such Receivable is included in a new Receivable, in either case, as an inducement for the applicable Obligor to enter into a new lease with the Originator.

                  All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Ohio, and not specifically defined herein, are used herein as defined in such Article 9.

                                    Exh. I-6

                                   EXHIBIT II

                    Places of Business; Locations of Records;
             Federal Employer Identification Number(s); Other Names



Places of Business:

         1.        Reyna Capital Corporation
                   115 South Ludlow Street
                   Dayton, Ohio  45202

         2.        Reyna Funding, L.L.C.
                   115 South Ludlow Street
                   Dayton, Ohio  45202

Locations of Records:

         1.        Reyna Capital Corporation
                   115 South Ludlow Street
                   Dayton, Ohio  45202

         2.        Reyna Funding, L.L.C.
                   115 South Ludlow Street
                   Dayton, Ohio  45202

Federal Employer Identification Numbers:

         1.        Reyna Capital Corporation
                   31-1014403

         2.        Reyna Funding, L.L.C.
                   36-4485208


                                   Exh. II-1

                           EXHIBIT III

                  Names of Receiving Banks; Receiving Accounts

Name of Receiving          Type of Account          Lock-Box No. (if          Related Account
Bank                                                any)                      No.
---------------------------------------------------------------------------------------------
Provident Bank,            Lock-Box                 1474
Dayton, Ohio

Provident Bank,            Depository                                         0459-041
Dayton Ohio



                                   Exh. III-1

                                   EXHIBIT IV

                         Form of Compliance Certificate

                  This Compliance Certificate is furnished pursuant to that certain Receivables Sale Agreement dated as of January 24, 2002, between Reyna Capital Corporation ("Originator") and Reyna Funding, L.L.C. (as amended or otherwise modified, the "Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

                  THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1. I am the duly elected ______________ of Originator.

                  2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Originator and its Subsidiaries during the accounting period covered by the attached financial statements.

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or a Potential Termination Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

                  4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Originator has taken, is taking, or proposes to take with respect to each such condition or event:

                  The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of _____, ____.


                                        _______________________________________
                                                   [Name]



                                   Exh. IV-1

                                    EXHIBIT V

                          Credit and Collection Policy

                                  See Attached

                                   Exh. V-1

                                   EXHIBIT VI

                            Form of Subordinated Note

                                SUBORDINATED NOTE


                                January 24, 2002


         1. Note. FOR VALUE RECEIVED, the undersigned, REYNA FUNDING, L.L.C., an Ohio limited liability company ("RFL"), hereby unconditionally promises to pay to the order of REYNA CAPITAL CORPORATION, an Ohio corporation ("Originator"), in lawful money of the United States of America and in immediately available funds on the Collection Date (as defined below), the aggregate unpaid principal sum outstanding of all "Subordinated Loans" made from time to time by Originator to RFL pursuant to and in accordance with the terms of that certain Receivables Sale Agreement dated as of January 24, 2002 between Originator and RFL (as amended, restated, supplemented or otherwise modified from time to time, the "RSA").

                  The Collection Date shall be the date following the Termination Date which is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold under the "RSA" referred to below has been reduced to zero and (ii) Originator has paid to the Buyer all indemnities, adjustments and other amounts which may be owed thereunder in connection with the Purchases. Reference to Section 1.2 of the RSA is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the RSA.

         2. Interest. RFL further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at the LIBO Rate (as defined in the LFA); provided, however, that if RFL shall default in the payment of any principal hereof, RFL promises to pay, on demand, interest at the rate of the LIBO Rate plus 2.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; provided, however, that RFL may elect on the date any interest payment is due


                                   Exh. VI-1
hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Note. The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.

         3. Principal Payments. Originator is authorized and directed by RFL to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Subordinated Note and the amount of each payment of principal made by RFL, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of Originator to make any such entry or any error therein shall expand, limit or affect the obligations of RFL hereunder.

         4. Subordination. Originator shall have the right to receive, and RFL shall make, any and all payments relating to the loans made under this Subordinated Note provided that, after giving effect to any such payment, the aggregate Outstanding Balance of Receivables (as each such term is defined in the Loan Funding Agreement hereinafter referred to) owned by RFL at such time exceeds the sum of (a) the Aggregate Unpaids (as defined in the Loan Funding Agreement) outstanding at such time under the Loan Funding Agreement, plus (b) the aggregate outstanding principal balance of all loans made under this Subordinated Note. Originator hereby agrees that at any time during which the conditions set forth in the proviso of the immediately preceding sentence shall not be satisfied, Originator shall be subordinate in right of payment to the prior payment of any indebtedness or obligation of RFL owing to the Agent or any Lender under that certain Loan Funding Agreement dated as of January 24, 2002 by and among RFL, Originator, as Servicer, Jupiter Securitization Corporation, Bank One, NA (Main Office Chicago) as a Financial Institution, and Bank One, NA (Main Office Chicago), as the "Agent" (as amended, restated, supplemented or otherwise modified from time to time, the "LFA"). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent and the Lenders and/or any of their respective assignees (collectively, the "Senior Claimants") under the LFA. Until the date on which all "Capital" outstanding under the LFA has been repaid in full and all other obligations of RFL and/or the Servicer thereunder and under the "Fee Letter" referenced therein (all such obligations, collectively, the "Senior Claim") have been indefeasibly paid and satisfied in full, Originator shall not institute against RFL any proceeding of the type described in Section 5.1(d) of the RSA unless and until the Collection Date has occurred. Should any payment, distribution or security or proceeds thereof be received by Originator in violation of this Section 4, Originator agrees that such payment shall be segregated, received and held in trust

                                   Exh. VI-2
for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Agent for the benefit of the Senior Claimants.

         5. Bankruptcy; Insolvency. Upon the occurrence of any proceeding of the type described in Section 5.1(d) of the RSA involving RFL as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of the Aggregate Capital and the Senior Claim (including the "Yield" and "CP Costs" as defined and as accruing under the LFA after the commencement of any such proceeding, whether or not any or all of such Yield and CP Costs are an allowable claim in any such proceeding) before Originator is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of RFL of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

         6. Amendments. This Subordinated Note shall not be amended or modified except in accordance with Section 7.1 of the RSA. The terms of this Subordinated Note may not be amended or otherwise modified without the prior written consent of the Agent for the benefit of the Purchasers.

         7. GOVERNING LAW. THIS SUBORDINATED NOTE HAS BEEN MADE AND DELIVERED AT DAYTON, OHIO, AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF OHIO. WHEREVER POSSIBLE EACH PROVISION OF THIS SUBORDINATED NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SUBORDINATED NOTE.

                                   Exh. VI-3

         8. Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Originator additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

         9. Assignment. This Subordinated Note may not be assigned, pledged or otherwise transferred to any party other than Originator without the prior written consent of the Agent, and any such attempted transfer shall be void.



                                               REYNA FUNDING, L.L.C.


                                               By: ____________________________
                                                     Title:


                                   Exh. VI-4

                                    Schedule
                                       to
                                SUBORDINATED NOTE

                  SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

                 Amount of                Amount of             Unpaid
                 Subordinated             Principal             Principal        Notation made by
Date             Loan                     Paid                  Balance
-------------   --------------           -------------         ----------        -----------------



                                   Exh. VI-5

                                   SCHEDULE A

                       DOCUMENTS TO BE DELIVERED TO BUYER
                           ON OR PRIOR TO THE PURCHASE


            SEE PART I OF SCHEDULE B TO THE LOAN FUNDING AGREEMENT.


                                   Exh. VI-6

                                     TABLE OF CONTENTS

                                                                                           Page
ARTICLE I      AMOUNTS AND TERMS OF THE PURCHASE

               Section 1.1    Purchase of Receivables ..................................     -2-
               Section 1.2    Payment for the Purchase .................................     -3-
               Section 1.3    Purchase Price Credit Adjustments ........................     -5-
               Section 1.4    Payments and Computations, Etc ...........................     -6-
               Section 1.5    Transfer of Records ......................................     -6-
               Section 1.6    Characterization .........................................     -7-
               Section 1.7    Repurchase or Withdrawal of Receivables ..................     -7-

ARTICLE II     REPRESENTATIONS AND WARRANTIES

               Section 2.1    Representations and Warranties of Originator .............     -7-

ARTICLE III    CONDITIONS OF PURCHASE

               Section 3.1    Conditions Precedent to Purchase .........................     -12-
               Section 3.2    Conditions Precedent to Subsequent Payments ..............     -12-


ARTICLE IV     COVENANTS

               Section 4.1    Affirmative Covenants of Originator ......................     -13-
               Section 4.2    Negative Covenants of Originator .........................     -19-


ARTICLE V      TERMINATION EVENTS

               Section 5.1    Termination Events .......................................     -20-
               Section 5.2    Remedies .................................................     -22-

                                                                                           Page
ARTICLE VI     INDEMNIFICATION

               Section 6.1     Indemnities by Originator ...............................    -23-
               Section 6.2     Other Costs and Expenses ................................    -26-

ARTICLE VII    MISCELLANEOUS

               Section 7.1     Waivers and Amendments ..................................    -26-
               Section 7.2     Notices .................................................    -26-
               Section 7.3     Protection of Ownership Interests of Buyer ..............    -27-
               Section 7.4     Confidentiality .........................................    -27-
               Section 7.5     Bankruptcy Petition .....................................    -29-
               Section 7.6     Limitation of Liability .................................    -29-
               Section 7.7     Choice of Law ...........................................    -30-
               Section 7.8     Consent to Jurisdiction .................................    -30-
               Section 7.9     Waiver of Jury Trial ....................................    -30-
               Section 7.10    Integration; Binding Effect; Survival of Terms ..........    -30-
               Section 7.11    Counterparts; Severability; Section References ..........    -31-
               Section 7.12    Subordination ...........................................    -31-

                             Exhibits and Schedules

Exhibit I   -   Definitions

Exhibit II  -   Principal Place of Business; Location(s) of Records; Federal
                Employer Identification Number; Other Names

Exhibit III -   Names of Receiving Banks; Receiving Accounts

Exhibit IV  -   Form of Compliance Certificate

Exhibit V   -   Credit and Collection Policy

Exhibit VI  -   Form of Subordinated Note

Exhibit VII -   Form of Subscription Agreement

Schedule A      List of Documents to Be Delivered to Buyer Prior to the Purchase